UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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i2 Technologies, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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i2 TECHNOLOGIES, INC.

One i2 Place

11701 Luna Road

Dallas, Texas 75234

April 27, 2007

Dear Stockholder:

You are cordially invited to attend the 2007 Annual Meeting of Stockholders of i2 Technologies, Inc., which will be held at the Center of Excellence at One i2 Place, 11701 Luna Road, Dallas, Texas 75234 on Tuesday, May 29, 2007 at 3:00 p.m. (Central Time).

Details of the business to be conducted at this meeting are given in the attached Notice of Annual Meeting of Stockholders and proxy statement.

After careful consideration, our Board of Directors has approved the proposals set forth in the proxy statement and recommends that you vote for such proposals.

In our efforts to reduce costs and be more efficient in our investor relations, we offer electronic voting and delivery of stockholder materials via the Internet. As a stockholder, you can help us save costs by voting electronically or by giving your consent for electronic delivery of stockholder materials. You may also vote your shares by telephone or by signing, dating and returning the enclosed proxy promptly in the accompanying reply envelope. Representation of your shares at the meeting is very important. Accordingly, whether or not you plan to attend the meeting, we urge you to submit your proxy promptly by one of the methods offered. If you later wish to change your proxy vote, you may do so by revoking your proxy or voting in person at the meeting.

We look forward to seeing you at the Annual Meeting.

Sincerely,

Michael E. McGrath

Chief Executive Officer, President and Director

YOUR VOTE IS IMPORTANT

In order to assure your representation at this meeting, you are requested to vote your shares by telephone, by the Internet or by completing, signing and dating the enclosed proxy as promptly as possible and returning it in the enclosed envelope. No postage need be affixed if mailed in the United States.

i2 TECHNOLOGIES, INC.

One i2 Place

11701 Luna Road

Dallas, Texas 75234

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 29, 2007

To the Stockholders of i2 Technologies, Inc.:

The 2007 Annual Meeting of Stockholders of i2 Technologies, Inc. will be held at the Center of Excellence at One i2 Place, 11701 Luna Road, Dallas, Texas 75234 on Tuesday, May 29, 2007 at 3:00 p.m. (Central Time) for the following purposes:

1.	To elect two Class I directors to serve until the annual stockholders’ meeting in 2010, and until their respective successors have been elected and qualified.

2.	To approve an amendment to our 1995 Stock Option/Stock Issuance Plan that will restructure the automatic grant program for our non-employee Board members and effect certain other changes.

3.	To act upon such other business as may properly come before this meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on April 2, 2007 are entitled to notice of and to vote at this meeting. A list of stockholders entitled to vote at this meeting will be available for inspection at our offices. Whether or not you plan to attend this meeting in person, please vote your shares by telephone, by the Internet or by signing, dating and returning the enclosed proxy promptly in the accompanying reply envelope. The prompt submission of your proxy by one of the three methods offered will assist us in preparing for this meeting.

You may revoke your proxy in the manner described in the accompanying proxy statement at any time before it has been voted at the meeting. It may be possible for you to vote in person at the meeting even if you have returned a proxy. Please review the proxy statement for more information.

By Order of the Board of Directors,

John Harvey

Secretary

April 27, 2007

i2 TECHNOLOGIES, INC.

One i2 Place

11701 Luna Road

Dallas, Texas 75234

PROXY STATEMENT

These proxy materials and the enclosed proxy card are being mailed in connection with the solicitation of proxies by the Board of Directors of i2 Technologies, Inc., a Delaware corporation, for the 2007 Annual Meeting of Stockholders to be held on Tuesday, May 29, 2007 at 3:00 p.m. (Central Time), and at any adjournment or postponement thereof, at the Center of Excellence at One i2 Place, 11701 Luna Road, Dallas, Texas 75234. These proxy materials are expected to be first mailed to stockholders of record beginning on or about May 3, 2007.

Purpose of the Meeting

The specific proposals to be considered and acted upon at this meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. The proposals are described in more detail in this proxy statement.

Voting Rights and Solicitation

The cost of soliciting proxies will be paid by us and may include reimbursement paid to brokerage firms and others for their expense in forwarding solicitation materials as well as the expense of preparing, assembling, photocopying and mailing this proxy statement. Solicitation will be made primarily through the use of the mail; however, our regular employees may, without additional remuneration, solicit proxies personally by telephone or Internet e-mail.

A copy of our 2006 annual report to stockholders on Form 10-K has been mailed concurrently with the mailing of the Notice of Annual Meeting of Stockholders and this proxy statement to all stockholders entitled to notice of, and to vote at, this meeting. The annual report is not incorporated into this proxy statement and is not considered proxy solicitation material.

We have fixed April 2, 2007 as the record date for determining those stockholders who are entitled to notice of, and to vote at, this meeting. Only holders of record of our common stock, par value $0.00025 per share, and our 2.5% Series B Convertible Preferred Stock at the close of business on the record date will be entitled to vote at the Annual Meeting or any adjournment or postponement thereof. At the close of business on the record date, 21,111,355 shares of our common stock were outstanding and 105,288 shares of our Series B preferred stock were outstanding. All of our outstanding shares of Series B preferred stock were held of record by R2 Top Hat, Ltd., an affiliate of Q Investments.

The holders of our common stock and our Series B preferred stock will vote together as a single class on each of the proposals described in this proxy statement. Each share of our common stock is entitled to one vote. Each share of our Series B preferred stock is entitled to 43.1965 votes (that number equal to the number of shares of common stock into which one share of Series B preferred stock could have been converted on the record date). Accordingly, the holder of our Series B preferred stock is entitled to 4,548,078 votes in the aggregate, or approximately 17.72% of all votes eligible to be cast at the Annual Meeting.

As of April 2, 2007, our directors and executive officers beneficially owned an aggregate of approximately 6,887,593 shares of our common stock, not including shares of common stock issuable upon exercise of outstanding stock options, constituting approximately 32.63% of the shares of common stock outstanding as of such date and approximately 26.84% of all votes eligible to be cast at the Annual Meeting. It is expected that such directors and executive officers will vote or direct the vote of all shares of our common stock held or owned by such persons, or over which such persons have voting control, in favor of the proposals described in this proxy statement.

The presence, in person or by proxy, of the holders of a majority of the voting power of the shares of our outstanding common stock and our Series B preferred stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Cumulative voting is not permitted in the election of directors. If a choice as to the matters coming before the Annual Meeting has been specified by a stockholder on the proxy, the shares will be voted accordingly. If no choice is specified on the returned proxy, the shares will be voted in favor of the approval of the proposals described in the Notice of Annual Meeting and in this proxy statement and in the discretion of the persons named in the proxy as proxy appointees as to any other matter that may properly come before the Annual Meeting. The inspector of election appointed for the Annual Meeting will tabulate the votes, separately calculating affirmative and negative votes, abstentions and broker non-votes (i.e., the submission of a proxy by a broker or nominee specifically indicating the lack of discretionary authority to vote on the matter).

A stockholder executing a proxy pursuant to this solicitation may revoke his or her proxy at any time prior to its use:

•	by delivering to the Secretary of i2 a signed notice of revocation or a later-dated, signed proxy; or

•	by attending the meeting and voting in person.

Attendance at the meeting does not in itself constitute the revocation of a proxy. In addition, if your shares are held in the name of your broker, bank or other nominee, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the meeting.

Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions will be counted towards the tabulations of votes cast on proposals presented to the stockholders and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

PROPOSAL 1

ELECTION OF TWO CLASS I DIRECTORS

Our Restated Certificate of Incorporation and Amended and Restated Bylaws provide that our Board of Directors shall be divided into three classes as nearly equal in size as is practicable, designated as Class I, Class II and Class III directors, with each class serving staggered three-year terms. We currently have the following seven directors serving on our Board:

Class I Directors	Class II Directors	Class III Directors
Stephen P. Bradley	Harvey B. Cash	Sanjiv S. Sidhu, Chairman
Richard L. Clemmer	Michael E. McGrath	Jackson L. Wilson, Jr.
Lloyd G. Waterhouse

The term of office of our Class I directors expires at the Annual Meeting, the term of office of our Class II directors expires at the 2008 annual meeting of stockholders and the term of office of our Class III directors expires at the 2009 annual meeting of stockholders. Directors to replace those of a class whose terms expire at a given annual meeting are elected to hold office until the third succeeding annual meeting, and until their respective successors have been duly elected and qualified.

Pursuant to the Certificate of Designations for our Series B preferred stock, the holders of the Series B preferred stock, voting separately as a single class to the exclusion of all other classes of our capital stock, currently have the exclusive right to elect two directors to serve on our Board. Although R2 Top Hat, Ltd., the holder of all of our outstanding Series B preferred stock, has not exercised such right, the Company is not aware of anything that precludes it from doing so.

Board of Directors’ Nominees

Two Class I directors, Stephen P. Bradley and Richard L. Clemmer, have been nominated by our Board of Directors for election at the Annual Meeting to hold office until the 2010 annual meeting of stockholders, and until their respective successors are duly elected and qualified. The holders of our common stock are entitled to vote together with the holders of our Series B preferred stock with respect to the election of Messrs. Bradley and Clemmer.

Name	Age	Position
Stephen P. Bradley	65	Director
Richard L. Clemmer	55	Director

For a description of the business experience of Messrs. Bradley and Clemmer, see “Executive Compensation and Other Matters—Directors and Executive Officers” on page 18.

Unless otherwise instructed, the persons named in the accompanying proxy card will vote the proxies received by them for Messrs. Bradley and Clemmer. If any of Messrs. Bradley or Clemmer is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for the nominee who is designated by the present Board of Directors to fill the vacancy. It is not expected that any of the nominees will be unable or will decline to serve as a director.

Required Vote

A plurality of the votes cast by the holders of our common stock and our Series B preferred stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors, voting together as a single class, is required for the election of a director. Abstentions and broker non-votes have no effect on the determination of plurality, except to the extent that they affect the total votes received by any particular nominee. Plurality means that the nominees receiving the greatest number of votes cast by the holders of outstanding shares of our voting stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal will be elected to our Board of Directors even if they receive less than a majority of such votes.

Your Board of Directors unanimously recommends a vote “FOR” Stephen P. Bradley and Richard L. Clemmer and proxies executed and returned will be so voted unless contrary instructions are indicated thereon.

PROPOSAL 2

APPROVAL OF AMENDMENT TO 1995 STOCK OPTION/STOCK ISSUANCE PLAN

Our stockholders are being asked to approve an amendment to our 1995 Stock Option/Stock Issuance Plan, or 1995 Plan, that will (i) restructure the automatic grant program for our non-employee Board members so that new and continuing Board members will receive a combination of options and restricted stock awards with a specified dollar value and (ii) effect certain other changes to bring the 1995 Plan into compliance with recent changes in the accounting rules applicable to equity plans.

Our Board of Directors approved the amendment to the Automatic Option Grant Program of the 1995 Plan on April 16, 2007 subject to stockholder approval at the Annual Meeting. In July 2006, the Compensation Committee’s independent compensation consultant conducted a review of market data gathered from a competitive group of companies which indicated that Board and Board committee cash compensation levels paid by us were above market but initial and ongoing stock grants were below market. Following this review, the Board determined it appropriate that some of the overall compensation for non-employee Board members be shifted from cash to stock awards and to introduce restricted stock in addition to options. Accordingly, the fee for attending a Board meeting was reduced from $4,000 to $2,000 effective October 16, 2006, and the annual retainer for the audit committee chair was reduced from $50,000 to $25,000 effective October 16, 2006. Subject to stockholder approval, the Automatic Option Grant Program was amended to include options and restricted stock as follows:

a) on the date an individual is first elected or appointed as a non-employee member of the Board, he or she will automatically be granted an award with a value equal to $175,000, with one-half, or $87,500 of the value, in the form of options and the other half in the form of restricted stock; and

b) on the date of each Annual Stockholders Meeting beginning with the 2007 meeting, each continuing non-employee Board member will be automatically granted an award with a value equal to $125,000, with one-half, or $62,500 of the value, in the form of options and the other half in the form of restricted stock, provided such individual has been a non-employee Board member for at least six months prior to such Annual Stockholders Meeting.

For this purpose, the value of an option will be determined as of the grant date of the option using the Black-Scholes model as calculated by the Compensation Committee’s external compensation consultant, and the value of the restricted stock will be determined based on the fair market value per share of common stock on the grant date of the award with any fractional share equaling one share.

The Board believes that the proposed revisions to the Automatic Grant Program are essential to our continuing effort to attract and retain qualified and experienced individuals to serve as members of our Board.

Summary of the 1995 Stock Option/Stock Issuance Plan

The following is a summary of the principal features of the 1995 Plan, as most recently amended by the Board. This summary, however, does not purport to be a complete description of all the provisions of the 1995 Plan. A copy of the 1995 Plan, as proposed to be amended and restated to reflect the amendments summarized in this Proposal, is attached as Annex A hereto.

Equity Incentive Programs

The 1995 Plan contains three separate equity incentive programs: (i) a Discretionary Grant Program, (ii) a Stock Issuance Program and (iii) an Automatic Grant Program. The principal features of these programs are described below. The Compensation Committee has the exclusive authority to grant awards under the Discretionary Grant and Stock Issuance Programs to executive officers and non-employee Board members, and also has authority to make awards under those programs to all other eligible individuals. The Board has established the Options Committee with authority to grant awards under the Discretionary Grant and Stock Issuance Programs, within specified limits, to eligible individuals other than executive officers and non-employee Board members. The term “Plan Administrator,” as used in this summary, will mean the Compensation Committee or the Options Committee to the extent each such entity is acting within the scope of its administrative authority under the 1995 Plan. The Plan Administrator will have complete discretion (subject to the provisions of the 1995 Plan) to authorize discretionary grants and stock issuances under the 1995 Plan. However, all grants under the Automatic Grant Program will be made in strict compliance with the provisions of that program, and no administrative discretion will be exercised by the Plan Administrator with respect to the grants made thereunder.

Share Reserve

An aggregate of 11,834,212 shares of common stock have been reserved for issuance over the term of the 1995 Plan. In addition, on the first trading day of each calendar year during the term of the 1995 Plan, the number of shares of common stock available for issuance under the 1995 Plan will automatically increase by an amount equal to five percent of the sum of (i) the total number of shares of our common stock outstanding on the last trading day of the immediately preceding calendar year, plus (ii) the total number of shares of common stock repurchased by us on the open market during the immediately preceding calendar year pursuant to a stock repurchase program. In no event will any annual increase exceed (i) 1,600,000 shares of common stock or (ii) such lesser number of shares determined by the Board. For 2006 and 2007, the board limited the annual increases to 10,000 shares. The maximum number of shares for which incentive stock options may be granted under the 1995 Plan will be limited to 10,080,000 shares.

No participant in the 1995 Plan may receive option grants, stand-alone stock appreciation rights, direct stock issuances or other stock-based awards for more than 160,000 shares per calendar year; however, the limit will be 1,000,000 shares for a participant’s initial year of hire. Stockholder approval of this proposal will constitute re-approval of such share limitations. These limitations will assure that any deductions to which we would otherwise be entitled upon the exercise of options or stock appreciation rights granted under the Discretionary Grant Program with an exercise price (or base price) per share equal to the fair market value per share of our common stock on the grant date or the subsequent sale of the shares purchased under those awards will not be subject to the $1 million limitation on the income tax deductibility of compensation paid per executive officer imposed under Section 162(m) of the Internal Revenue Code. One or more shares issued under the Stock Issuance Program may also qualify as performance-based compensation that is not subject to the Section 162(m) limitation, if the issuance of those shares is approved by our Compensation Committee and vesting is tied solely to the attainment of the corporate performance milestones discussed below in the summary description of that program.

As of April 2, 2007, 3,778,073 options and rights to purchase 803,549 shares of our common stock were outstanding under the 1995 Plan, 4,609,807 shares of common stock had been issued under the 1995 Plan, and 2,642,783 shares of common stock remained available for future grants.

Shares subject to any outstanding options or other awards under the 1995 Plan which expire or otherwise terminate prior to the issuance of shares under those awards and unvested shares issued under the 1995 Plan and subsequently repurchased by us, at the option exercise or direct issue price paid per share, pursuant to our repurchase rights under the 1995 Plan, will be available for reissuance. Should the exercise price of an option be paid in shares of our common stock, then the number of shares reserved for issuance under the 1995 Plan will be reduced by the net number of shares issued under the exercised option. Should shares of common stock otherwise issuable under the 1995 Plan be withheld by the Company in satisfaction of the withholding taxes incurred in connection with the exercise of an option or stock appreciation right or the issuance of fully-vested shares under the Stock Issuance Program, then the number of shares of common stock available for issuance under the 1995 Plan will be reduced only by the net number of shares issued under the exercised option or stock appreciation right or the net number of fully-vested shares issued under the Stock Issuance Program. Such withholding will in effect constitute a cash bonus under the 1995 Plan, payable directly to the applicable taxing authorities on behalf of the individual concerned, in an amount equal to the fair market value of the withheld shares, and will not be treated as an issuance and immediate repurchase of those shares. Upon the exercise of any stock appreciation right granted under the 1995 Plan, the share reserve will only be reduced by the net number of shares actually issued upon such exercise, and not by the gross number of shares as to which such stock appreciation right is exercised.

In the event any change is made to the outstanding shares of common stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without our receipt of consideration, equitable adjustments will be made to (i) the maximum number and/or class of securities issuable under the 1995 Plan, (ii) the maximum number and/or class of securities by which the share reserve is to increase automatically each calendar year pursuant to the automatic share reserve increase feature, (iii) the maximum number and/or class of securities for which incentive stock options may be issued, (iv) the number and/or class of securities for which any one person may be granted options, stand-alone stock appreciation rights, direct stock issuances or other stock-based awards per calendar year, (v) the number and/or class of securities and the exercise price or base price per share in effect under each outstanding option (including any options granted under the predecessor 1992 Stock Plan, which were incorporated into the 1995 Plan) or stock appreciation right, and (vi) the number and/or class of securities subject to each outstanding restricted stock unit or other stock-based award under the 1995 Plan.

Eligibility

Officers and employees, as well as consultants and other independent advisors, in our employ or in the employ of our parent or subsidiaries (whether now existing or subsequently established), non-employee members of the Board and the board of directors of our parent or subsidiaries are eligible to participate in the Discretionary Grant and Stock Issuance Programs. Only non-employee members of the Board are eligible to participate in the Automatic Grant Program.

As of April 2, 2007, 5 executive officers, approximately 1,346 other employees and 5 non-employee board members were eligible to participate in the 1995 Plan.

Valuation

The fair market value per share of our common stock on any relevant date under the 1995 Plan will be the closing selling price per share on that date on The NASDAQ Global Market. As of April 2, 2007, the closing selling price per share was $23.59.

Discretionary Grant Program

Under the Discretionary Grant Program, eligible persons may be granted options to purchase shares of our common stock or stock appreciation rights tied to the value of the common stock. The Plan Administrator has complete discretion under the Discretionary Grant Program to determine which eligible individuals receive option grants or stock appreciation rights, the time or times when those options or stock appreciation rights are to be granted, the number of shares subject to each such grant, the vesting schedule (if any) to be in effect for the grant, the maximum term for which any option or stock appreciation right is to remain outstanding and the status of any granted option as either an incentive stock option or a non-statutory option under the federal tax laws.

Each granted option will have an exercise price determined by the Plan Administrator but shall in no event be less than 85% of the fair market value of the shares on the grant date. No granted option will have a term in excess of ten years, and the option will generally become exercisable in one or more installments over a specified period of service measured from the grant date. However, one or more options may be structured so that they will be immediately exercisable for any or all of the option shares. Shares acquired under such options will be subject to repurchase by us, at the exercise price paid per share, if the optionee ceases service with our company prior to vesting in those shares.

Upon cessation of service, the optionee will have a limited period of time during which to exercise any outstanding option to the extent exercisable for vested shares. The Plan Administrator will have complete discretion to extend the period following the optionee’s cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee’s actual cessation of service.

The 1995 Plan also allows the issuance of three types of stock appreciation rights under the Discretionary Grant Program:

•

Tandem stock appreciation rights provide the holders with the right to surrender their options for an appreciation distribution from us in an amount equal to the excess of (i) the fair market value of the vested shares of our common stock subject to the surrendered option over (ii) the aggregate exercise price payable for those shares.

•

Stand-alone stock appreciation rights allow the holders to exercise those rights as to a specific number of shares of our common stock and receive in exchange an appreciation distribution from us in an amount equal to the excess of (i) the fair market value of the shares of common stock as to which those rights are exercised over (ii) the aggregate base price in effect for those shares. The base price per share may not be less than the fair market value per share of our common stock on the date the stand-alone stock appreciation right is granted, and the right may not have a term in excess of ten years.

•

Limited stock appreciation rights may be included in one or more grants made under the Discretionary Grant Program. Upon the successful completion of a hostile tender offer for more than 50% of our outstanding voting securities, each outstanding option with such a limited stock appreciation right may be surrendered to us in return for a distribution per surrendered option share equal to the excess of (i) the fair market value per share at the time the option is surrendered or, if greater, the highest tender offer price paid per share in the hostile take-over over (ii) the exercise price payable per share under such option.

The appreciation distribution on any exercised tandem or stand-alone stock appreciation right may, at the discretion of the Plan Administrator, be made in cash or in shares of our common stock. All payments with respect to exercised limited stock appreciation rights will be made in cash.

As of April 2, 2007, there were no stock appreciation rights outstanding under the 1995 Plan.

The Plan Administrator has the authority to effect the cancellation of any or all outstanding options or stock appreciation rights under the Discretionary Grant Program and to grant in exchange one or more of the following: (i) new options or stock appreciation rights covering the same or a different number of shares of common stock but with an exercise or base price per share based on the fair market value per share of the common stock on the new grant date or (ii) consideration payable in cash or shares of common stock. The Plan Administrator also has the authority to reduce the exercise or base price of one or more outstanding options or stock appreciation rights to the then current fair market value per share of common stock or issue new options or stock appreciation rights with a lower exercise or base price in immediate cancellation of outstanding options or stock appreciation rights with a higher exercise or base price.

Stock Issuance Program

Shares may be issued under the Stock Issuance Program at a price per share of not less than 85% of the fair market value per share of common stock, payable in cash, through a promissory note payable to us or other valid consideration as the Plan Administrator deems appropriate. Shares also may be issued solely as a bonus for past services. Shares of our common stock may also be issued under the program pursuant to share right awards or restricted stock units which entitle the recipients to receive those shares, without cash outlay, upon the attainment of designated performance goals or the completion of a prescribed service period or upon the expiration of a designated time period following the vesting of those awards or units, including (without limitation), a deferred distribution date following the termination of the recipient’s service with us.

The Plan Administrator will have complete discretion under the program to determine which eligible individuals are to receive such stock issuances or stock-based awards, the time or times when those issuances or awards are to be made, the number of shares subject to each such issuance or award and the vesting schedule to be in effect for the issuance or award. The shares issued may be fully and immediately vested upon issuance or may vest upon the completion of a designated service period or the attainment of pre-established performance goals.

In order to assure that the compensation attributable to one or more restricted stock issuances, restricted stock units or other stock-based awards under the Stock Issuance Program will qualify as performance-based compensation which will not be subject to the $1 million limitation on the income tax deductibility of the compensation paid per executive officer which is imposed under Internal Revenue Code Section 162(m), the Plan Administrator will also have the discretionary authority to structure one or more restricted stock issuances, restricted stock units or other stock-based awards so that the shares of common stock subject to those issuances, units or awards will vest only upon the achievement of certain pre-established corporate performance goals based on one or more of the following criteria: (1) return on total stockholder equity; (2) earnings per share of our common stock; (3) net income (before or after taxes); (4) earnings before interest, taxes, depreciation and amortization; (5) sales or revenue targets; (6) return on assets, capital or investment; (7) market share; (8) cost reduction goals; (9) budget comparisons; (10) implementation or completion of critical projects or processes; (11) measures of customer satisfaction; (12) any combination of, or a specified increase in, any of the foregoing; and (13) the formation of joint ventures, research or development collaborations, or the completion of other corporate transactions intended to enhance our revenue or profitability or expand our customer base. In addition, such performance goals may be based upon the attainment of specified levels of our performance under one or more of the measures described above relative to the performance of other entities and may also be based on the performance of any of our business units or divisions or any parent or subsidiary. Performance goals may include a minimum threshold level of performance below which no award will be earned, levels of performance at which specified portions of an award will be earned and a maximum level of performance at which an award will be fully earned.

The Plan Administrator will have the discretionary authority at any time to accelerate the vesting of any and all shares of restricted stock or other unvested shares or awards outstanding under the Stock Issuance Program, provided those shares or awards were not intended at the time of issuance to qualify as performance-based compensation under Section 162(m).

Outstanding restricted stock units or other stock-based awards under the Stock Issuance Program will automatically terminate, and no shares of our common stock will actually be issued in satisfaction of those units or awards, if the performance goals or service requirements established for such units or awards are not attained. The Plan Administrator, however, will have the discretionary authority to issue shares of our common stock in satisfaction of one or more outstanding restricted stock units or other stock based awards as to which the designated performance goals or service requirements are not attained, provided those units or awards were not intended at the time of issuance to qualify as performance-based compensation under Section 162(m).

Automatic Grant Program

Prior to the amendment of the Automatic Grant Program which is the subject of this Proposal, the following awards were authorized under such program:

Initial Grant. Each individual who first became a non-employee Board member would automatically be granted at that time an option for 4,250 shares of common stock.

Annual Grant. On the date of each annual stockholders meeting, each individual who continued to serve as a non-employee Board member after such meeting would automatically be granted, on the date of that meeting, an option to purchase 6,000 shares of common stock, provided such individual had served as a non-employee Board member for at least six months.

The foregoing types of awards will continue to be made under the Automatic Grant Program if the shareholders do not approve the amendment to that program under this Proposal.

Subject to stockholder approval of this Proposal, non-employee Board members will receive a series of automatic grants consisting of options and restricted stock under the amended Automatic Grant Program as follows:

Initial Grant. Each individual who first becomes a non-employee board member on or after the date of this Annual Meeting will automatically be granted at that time an award with a value equal to $175,000, with one-half, or $87,500 of the value, in the form of options and the other half in the form of restricted stock.

Annual Grant. On the date of each annual stockholders meeting beginning with the 2007 Annual Meeting, each individual who continues to serve as a non-employee board member after such meeting will automatically be granted, on the date of that meeting, an award with a value equal to $125,000, with one-half, or $62,500 of the value, in the form of options and the other half in the form of restricted stock.

Each option will have an exercise price per share equal to 100% of the fair market value per share of common stock on the option grant date and a maximum term of ten years measured from the option grant date. Each option will be immediately exercisable for all the option shares, but any purchased shares will be subject to repurchase by us, at the exercise price paid per share, upon the optionee’s cessation of board service. Each option grant will vest (and our repurchase rights will lapse) in three (3) successive equal annual installments over the optionee’s period of Board service, with the first such installment to vest one (1) year from the option grant date. Following the optionee’s cessation of Board service for any reason, each option will remain exercisable for a 12-month period and may be exercised during that time for any or all shares in which the optionee is vested at the time of such cessation of board service.

Each restricted stock award will vest with respect to one-third of the shares upon the Board member’s completion of one (1) year of Board service measured from the grant date of the restricted stock award and with respect to the remaining two-thirds of the shares upon the Board member’s completion of two (2) years of Board service measured from the grant date of the restricted stock award. Upon the Board member’s termination of service, any unvested shares will be forfeited.

The shares subject to each automatic option grant and restricted stock grant will vest immediately upon the optionee’s death or permanent disability or an acquisition of us (whether by merger, asset sale or friendly tender offer for our shares) or a hostile take-over of our company (whether by successful tender offer for more than 50% of our outstanding voting stock or by proxy contest for the election of Board members). In addition, upon the successful completion of a hostile take-over, each automatic option grant may be surrendered to us for a cash distribution per surrendered option share in an amount equal to the excess of (a) the take-over price per share over (b) the exercise price payable for such share.

General Provisions

Acceleration

In the event of a change in control (whether through a merger, asset sale or friendly tender offer), each outstanding option or stock appreciation right under the Discretionary Grant Program will automatically accelerate in full, unless (i) the option or stock appreciation right is assumed by the successor corporation or replaced with a comparable option or stock appreciation right for shares of the capital stock of the successor corporation or (ii) the option or stock appreciation right is replaced with a cash incentive program that preserves the spread existing on the unvested shares subject to such option or stock appreciation right (the excess of the fair market value of those shares over the exercise or base price in effect for the shares) and provides for subsequent payout of that spread in accordance with the same vesting schedule in effect for those shares. In addition, all unvested shares outstanding under the Discretionary Grant and Stock Issuance Programs will immediately vest upon the acquisition, except to the extent our repurchase rights with respect to those shares are to be assigned to the successor corporation or otherwise continued in effect. Each outstanding restricted stock unit or other stock-based award under the Stock Issuance Program will vest as to the number of shares of our common stock subject to such unit or award upon the occurrence of an acquisition, unless the unit or award is assumed by the successor corporation or otherwise continued in effect.

The Plan Administrator will have the discretion to structure one or more options or stock appreciation rights under the Discretionary Grant Program so that those options or stock appreciation rights will vest as to all the shares subject to those options or stock appreciation rights immediately upon an acquisition (whether or not those options or stock appreciation rights are to be assumed or otherwise continued in effect) or upon the subsequent involuntary termination of the individual’s service. The Plan Administrator may also structure stock issuances or restricted stock units or other stock-based awards under the Stock Issuance Program so that those issuances or awards will immediately vest (or vest and become issuable) upon an acquisition or upon the subsequent involuntary termination of the individual’s service. Options granted under the Discretionary Grant Program prior to January, 2001 that are assumed or replaced in connection with an acquisition and restricted shares issued under the Stock Issuance Program prior to January 16, 2001 which do not vest at the time of the acquisition will accelerate in full in the event the individual’s service is subsequently involuntarily terminated within 18 months following the acquisition.

In connection with a hostile change in control of our company (whether by successful tender offer for more than 50% of the outstanding voting stock or by proxy contest for the election of board members), the Plan Administrator will have the discretionary authority to provide for automatic acceleration of outstanding options and stock appreciation rights under the Discretionary Grant Program and the automatic vesting of outstanding shares or restricted stock units or other share rights awards under the Stock Issuance Program either at the time of such change in control or upon the subsequent involuntary termination of the individual’s service.

The acceleration of vesting in the event of a change in the ownership or control of our company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, takeover attempt or other efforts to gain control of our company.

Financial Assistance

To the extent permitted under applicable law, the Plan Administrator may permit one or more participants to pay the exercise price of outstanding options or the purchase price of shares under the 1995 Plan by delivering a promissory note payable in installments. The Plan Administrator will determine the terms of any such promissory note. However, the maximum amount of financing provided any participant may not exceed the cash consideration payable for the issued shares plus all applicable taxes incurred in connection with the acquisition of the shares. Any such promissory note may be subject to forgiveness in whole or in part, at the discretion of the Plan Administrator, over the participant’s period of service.

Special Tax Election

The Plan Administrator may provide one or more holders of options, stock appreciation rights, vested or unvested stock issuances, restricted stock units or any other share rights awards under the 1995 Plan with the right to have us withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the withholding tax liability incurred by such individuals in connection with the exercise of those options or stock appreciation rights, the issuance of vested shares or the vesting of unvested shares issued to them. Alternatively, the Plan Administrator may allow such individuals to deliver previously acquired shares of common stock in payment of such tax liability.

Amendment and Termination

The Board may amend or modify the 1995 Plan in any or all respects whatsoever subject to any required stockholder approval. The Board may terminate the 1995 Plan at any time, and the 1995 Plan will in all events terminate on October 14, 2014.

Options/Stock Awards

The table below shows, as to each of our executive officers named in the Summary Compensation Table and the various indicated individuals and groups, the number of shares of common stock subject to options granted between January 1, 2006 and April 2, 2007 under the 1995 Plan together with the weighted-average exercise price payable per share.

OPTION TRANSACTIONS

Name and Position	Number of Option Shares	Weighted- Average Exercise Price
Michael E. McGrath	—	N/A
Michael Berry	45,000	$19.15
Pallab K. Chatterjee	45,000	$19.15
Hiten D. Varia	40,000	$19.56
Barbara Stinnett	45,000	$19.15
Stephen P. Bradley, Director	11,835	$14.46
Harvey B. Cash, Director	6,626	$13.62
Richard L. Clemmer, Director	10,170	$14.28
Lloyd G. Waterhouse, Director	11,835	$14.46
Jackson L. Wilson, Jr., Director	11,835	$14.46
All current executive officers as a group (5 persons)	175,000	$19.24
All non-employee directors as a group (5 persons)	52,301	$14.32
All employees, including current officers who are not executive officers, as a group (approximately 1,517 persons)	1,295,577	$18.64

The following table shows, as to each of our executive officers named in the Summary Compensation Table and the various indicated individuals and groups, the number of shares of common stock subject to restricted stock units granted under the Stock Issuance Program between January 1, 2006 and April 2, 2007. The fair market value of the common stock on April 2, 2007 was $23.59 per share.

STOCK AWARDS

Name and Position	Number of Restricted Stock Shares (1)	Number of Restricted Stock Units
Michael E. McGrath	—	—
Michael Berry	—	60,000
Pallab K. Chatterjee	—	71,600
Hiten D. Varia	—	76,943
Barbara Stinnett	—	60,000
Stephen P. Bradley, Director	3,793	—
Harvey B. Cash, Director	1,188	—
Richard L. Clemmer, Director	2,960	—
Lloyd G. Waterhouse, Director	3,793	—
Jackson L. Wilson, Jr., Director	3,793	—
All current executive officers as a group (5 persons)	—	268,543
All non-employee directors as a group (5 persons)	15,527	—
All employees, including current officers who are not executive officers, as a group (approximately 559 persons)	—	524,490

(1)	Restricted Stock Awards have voting rights.

Federal Income Tax Consequences

The following is only a summary of the principal United States Federal income taxation consequences applicable to the participant and the Company with respect to the awards under the 1995 Plan. This summary is not intended to be exhaustive and among other things, does not discuss the tax consequences of a participant’s death or the income tax laws of any city, state or foreign country in which the participant may reside.

Option Grants

Options granted under the 1995 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code, or the Code, or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

Incentive Options

No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise disposed of. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

If the optionee makes a disqualifying disposition of the purchased shares, then we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will we be allowed a deduction with respect to the optionee’s disposition of the purchased shares.

Non-Statutory Options

No taxable income is recognized by an optionee upon the grant of a non-statutory option. In general, the optionee will recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares. In addition, the optionee will be required to satisfy the tax withholding requirements applicable to such income.

If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by us in the event of the optionee’s termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when our repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Income Tax Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will, in general, be allowed for our taxable year in which such ordinary income is recognized by the holder.

Stock Appreciation Rights

No taxable income is recognized upon receipt of a stock appreciation right. However, the holder will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. We will be entitled to an income tax deduction equal to the appreciation distribution for the taxable year in which the ordinary income is recognized by the holder.

Direct Stock Issuance

The tax principles applicable to direct stock issuances under the 1995 Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

Restricted Stock Units

No taxable income is recognized upon receipt of a restricted stock unit. The holder will recognize ordinary income in the year in which the shares subject to that unit are actually issued to the holder. The amount of that income will be equal to the fair market value of the shares on the date of issuance, and the holder will be required to satisfy the tax withholding requirements applicable to such income.

We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder at the time the shares are issued. The deduction will be allowed for the taxable year in which such ordinary income is recognized by the holder.

Deductibility of Executive Compensation

We anticipate that any compensation deemed paid by us in connection with the disqualifying disposition of incentive stock option shares or the exercise of non-statutory options granted with exercise prices equal to the fair market value of the shares on the grant date will qualify as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code and will not have to be taken into account for purposes of the

$1 million limitation per covered individual on the deductibility of the compensation paid to certain of our executive officers. Accordingly, all compensation deemed paid under the 1995 Plan with respect to such dispositions or exercises will remain deductible by us without limitation under Section 162(m) of the Income Tax Code. However, any compensation deemed paid by us in connection with shares issued under the Stock Issuance Program will be subject to the $1 million limitation, unless the vesting of the shares is tied solely to one or more of the performance milestones described above.

Accounting Treatment

Pursuant to the accounting standards established by SFAS 123 (R), the Company is required to recognize all share-based payments, including grants of options, restricted stock units and employee stock purchase rights, in our financial statements effective January 1, 2006. Accordingly, options that are granted to our employees and non-employee Board members are valued at fair value as of the grant date under an appropriate valuation formula, and that value is charged as stock-based compensation expense against our reported GAAP earnings over the designated vesting period of the award. Similar option expensing was required for any unvested options outstanding on January 1, 2006, with the grant date fair value of those unvested options expensed against our reported earnings over the remaining vesting period. For shares issuable upon the vesting of restricted stock units awarded under the 1995 Plan, we are required to expense over the vesting period a compensation cost equal to the fair market value of the underlying shares on the date of the award. If any other shares are unvested at the time of their direct issuance, the fair market value of those shares at that time will be charged to our reported earnings ratably over the vesting period. Such accounting treatment for restricted stock units and direct stock issuances will be applicable whether vesting is tied to service periods or performance goals. The issuance of a fully-vested stock bonus will result in an immediate charge to our earnings equal to the fair market value of the bonus shares on the issuance date.

Stock options and stock appreciation rights granted to non-employee consultants will result in a direct charge to our reported earnings based on the fair value of the grant measured on the vesting date of each installment of the underlying shares. Accordingly, such charge will take into account the appreciation in the fair value of the grant over the period between the grant date and the vesting date of each installment comprising that grant.

New Plan Benefits

If this Proposal is approved, each of the following non-employee Board members will be automatically awarded, on the date of the Annual Meeting, an award of an option and restricted stock award with an aggregate value of $125,000: Harvey B. Cash, Richard L. Clemmer, Stephen Bradley, Lloyd G. Waterhouse and Jackson L. Wilson, Jr.

Required Vote

The affirmative vote of a majority of the votes cast by our outstanding voting shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required for approval of the amendments to the 1995 Plan. Should such stockholder approval not be obtained, then the proposed amendments to the Automatic Grant Program will not be implemented. The 1995 Plan will, however, continue to remain in effect, and option grants and stock issuances may continue to be made pursuant to the provisions of the 1995 Plan prior to its amendment until the available reserve of common stock under the 1995 Plan is issued. In addition, the Automatic Option Grant Program for the non-employee Board members will continue in effect in accordance with the provisions of that program prior to amendment as summarized in this Proposal.

Your Board of Directors unanimously recommends a vote “FOR” the approval of the amendments to the 1995 Plan, and proxies executed and returned will be so voted unless contrary instructions are indicated thereon. The Board believes that it is in our best interests to have a competitive equity incentive program for our non-employee Board members to ensure that we can continue to have dedicated, professional and highly-qualified individuals serve as non-employee members of the Board.

PRINCIPAL STOCKHOLDERS

The following table sets forth certain information regarding the beneficial ownership of our common stock and Series B preferred stock as of April 2, 2007 by (1) each person who is known by us to own beneficially more than five percent of our common stock or Series B preferred stock, (2) each of our directors, (3) each of the executive officers named in the Summary Compensation Table and (4) all directors and executive officers as a group.

	Common Stock			Series B Preferred Stock
Name	Shares Beneficially Owned(1)		Percent	Shares Beneficially Owned(1)		Percent
Sanjiv S. Sidhu	5,508,900	(2)	26.1%	—		—
Amalgamated Gadget, L.P.	4,548,078	(3)	17.7%	105,288	(3)	100%
Wells Fargo & Company	1,485,166	(4)	7.0%	—		—
Luther King Capital Management Corporation	1,119,650	(5)	5.3%	—		—
Michael E. McGrath	972,849	(6)	4.4%	—		—
Michael Berry	60,460	(7)	*	—		—
Pallab K. Chatterjee	91,148	(8)	*	—		—
Hiten D. Varia	81,009	(9)	*	—		—
Barbara Stinnett	54,107	(10)	*	—		—
Stephen P. Bradley	20,603	(11)	*	—		—
Harvey B. Cash	21,343	(12)	*	—		—
Richard L. Clemmer	18,968	(13)	*	—		—
Lloyd G. Waterhouse	35,103	(14)	*	—		—
Jackson L. Wilson, Jr.	23,103	(15)	*	—		—
All directors and executive officers as a group (13 persons)	6,878,358	(16)	30.9%	—		—

*	Indicates less than 1%.
(1)	Beneficial ownership is calculated in accordance with Rule 13d-3(d)(1) under the Exchange Act. Percentage of beneficial ownership of our common stock is based on 21,111,355 shares of our common stock outstanding as of April 2, 2007. In computing the number of shares of our common stock beneficially owned by a person and the percentage ownership of that person, shares of our common stock that may be acquired upon the exercise of options or the conversion of Series B preferred stock held by that person that are currently exercisable or convertible or will become exercisable or convertible within 60 days following April 2, 2007 are deemed outstanding. However, these shares are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated in the footnotes to this table, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Unless otherwise indicated in the footnotes to this table, the address for each person named in this table is 11701 Luna Road, Dallas, Texas 75234.
(2)	Includes 822,715 shares held by Sidhu-Singh Family Investments, Ltd., of which Mr. Sidhu is a general partner, and 1,200 shares held by the Sidhu-Singh Family Foundation, of which Mr. Sidhu is a trustee. The address of Mr. Sidhu and the entities that he controls is 11701 Luna Road, Dallas, Texas 75234.
(3)

The 4,548,078 shares of common stock are issuable upon conversion of the 105,288 shares of Series B preferred stock held by R2 Top Hat, Ltd. (“Top Hat”). Based upon the information in a Schedule 13D/A filed by Amalgamated Gadget, L.P., a Texas limited partnership (“Amalgamated”), as well as certain information provided to the Company by Top Hat and R2 Investments, LDC, Top Hat is advised by Amalgamated pursuant to an investment management agreement. Pursuant to such agreement, Amalgamated, acting through its general partner, Scepter Holdings, Inc., a Texas corporation (“Scepter”), has the sole power to vote or to direct the vote and to dispose or to direct the disposition of the shares of Series B preferred stock owned by Top Hat (and any shares of common stock into which such preferred stock may be converted). As the sole general partner of Amalgamated, Scepter has the sole power to vote or to direct the vote and to dispose or to direct the disposition of the shares of Series B preferred stock (including any common stock issuable upon conversion). Geoffrey Raynor, as the President and sole shareholder of Scepter, has the sole power to vote or to direct the vote and to dispose or to direct the disposition of the shares of Series B preferred stock (including any common stock issuable upon conversion). The address of Amalgamated is 301 Commerce Street, Suite 3200, Fort Worth, Texas 76102.

(4)	Based on the information in a Schedule 13G filed by Wells Fargo & Company, a Delaware corporation (“Wells Fargo”), Wells Fargo and certain of its subsidiaries have sole voting power of 1,404,315 of such shares, sole dispositive power of 1,484,858 of such shares and shared dispositive power of 305 of such shares. The address of Wells Fargo is 420 Montgomery Street, San Francisco, California 94104.
(5)	The address of Luther King Capital Management Corporation, a Delaware corporation, is 301 Commerce Street, Suite 1600, Fort Worth, Texas 76102.
(6)	Includes 878,594 shares subject to options currently exercisable or exercisable within 60 days following April 2, 2007.
(7)	Includes 50,252 shares subject to options currently exercisable or exercisable within 60 days following April 2, 2007.
(8)	Includes 75,884 shares subject to options currently exercisable or exercisable within 60 days following April 2, 2007.
(9)	Includes 56,659 shares subject to options currently exercisable or exercisable within 60 days following April 2, 2007.
(10)	Includes 49,107 shares subject to options currently exercisable or exercisable within 60 days following April 2, 2007.
(11)	Includes 9,310 shares subject to options currently exercisable or exercisable within 60 days following April 2, 2007.
(12)	Includes 20,155 shares subject to options currently exercisable or exercisable within 60 days following April 2, 2007.
(13)	Includes 15,548 shares subject to options currently exercisable or exercisable within 60 days following April 2, 2007.
(14)	Includes 9,310 shares subject to options currently exercisable or exercisable within 60 days following April 2, 2007.
(15)	Includes 9,310 shares subject to options currently exercisable or exercisable within 60 days following April 2, 2007.
(16)	Includes 1,174,129 shares subject to options currently exercisable or exercisable within 60 days following April 2, 2007.

EXECUTIVE COMPENSATION AND OTHER MATTERS

Directors and Executive Officers

Set forth below is certain biographical information concerning our directors and executive officers as of April 27, 2007:

Name	Age	Position(s) Held
Michael E. McGrath	57	Chief Executive Officer, President and Director

Pallab K. Chatterjee	56	President, Solutions Operations

Michael J. Berry	43	Executive Vice President, Finance and Accounting, and Chief Financial Officer

Hiten D. Varia	50	Executive Vice President and President, Greater Asia-Pacific Region

Barbara Stinnett	48	Executive Vice President, Customer Operations, and Chief Customer Officer

R. Robin M. Huss	56	Vice President, Human Resources

John Harvey	42	Vice President and General Counsel

Sanjiv S. Sidhu	49	Chairman of the Board

Stephen P. Bradley	65	Director

Harvey B. Cash	68	Director

Richard L. Clemmer	55	Director

Lloyd G. Waterhouse	55	Director

Jackson L. Wilson, Jr.	59	Director

Mr. McGrath has served as a director since August 2004 and subsequently became our Chief Executive Officer and President in February 2005. In 1976, Mr. McGrath co-founded Pittiglio Rabin Todd & McGrath (PRTM), a leading management consulting firm to technology-based companies. He spent 28 years with PRTM in various positions, retiring as Chairman and Chief Executive Officer of PRTM’s Atlantic Region in July 2004. Mr. McGrath is also a director of two privately-held companies and has served as a director of Entrust, Inc. since February 2007.

Dr. Chatterjee joined us in January 2000 as Chief Operating Officer and subsequently became Executive Vice President and then President, Solutions Operations. From January 1976 until joining us, Dr. Chatterjee served in several key executive officer positions with Texas Instruments, most recently as Senior Vice President and Chief Information Officer. Dr. Chatterjee is also a director of a privately-held company.

Mr. Berry joined us in August 2005 as Executive Vice President of Finance and Accounting and Chief Financial Officer after having served since April 2005 as Senior Vice President of Solutions Management, Development and Operations of The Reynolds and Reynolds Company, Inc. (“Reynolds and Reynolds”), a provider of software and services to the retail automotive industry. He joined Reynolds and Reynolds in November 2003 as Senior Vice President of Services. From 2001 until November 2003, Mr. Berry served as Executive Vice President/General Manager of Retail and Customer Support of Comdata Corporation, a provider of payment cards and related services to the transportation and retail industries. From 1993 until 2001, he held a number of positions, including Vice President/General Manager, Americas, at Travelers Express Co., Inc. (now MoneyGram International), a provider of payment services to the retail industry.

Mr. Varia joined us in July 1995 as Vice President, Worldwide Consulting and became Executive Vice President, Worldwide Development in July 1998; in 1999, he served as our Executive Vice President and Chief Delivery Officer, and in 2002, he became our Chief Customer Officer. In April 2004, Mr. Varia became an Executive Vice President and President, Greater Asia-Pacific Region.

Ms. Stinnett joined us in October 2005 as Executive Vice President of Customer Operations and Chief Customer Officer after having served as Vice President and General Manager, North America of Sybase, Inc. (“Sybase”) since 2004. She joined Sybase in 2003 as Worldwide Vice President and General Manager, Business Intelligence Group. From 2001 to 2003, Ms. Stinnett worked at Hewlett-Packard Company (“HP”), where she was the company’s Worldwide Vice President and General Manager, Field Operations and Presales. From 2000 to 2001, Ms. Stinnett worked at HP as Worldwide Senior Director and General Manager, Competitive Sales Organization. From 1981 to 2000, Ms. Stinnett held various positions with HP including Worldwide Senior Director and General Manager, Network and Service Provider Services.

Ms. Huss joined us in January 2006 to assume responsibility for Worldwide Employee Relations and to support Solutions Operations, Finance, Legal and Human Resources. Ms. Huss became Vice President of Human Resources in February 2007. Prior to coming to i2, Ms. Huss had over 25 years in the human resources field working for financial institutions such as CIGNA and Barclays Bank and software companies including Candle Corporation and Inovis.

Mr. Harvey joined us in March 2001 as Assistant General Counsel specializing in litigation. Mr. Harvey was promoted to Vice President and General Counsel in February 2007. Prior to joining i2, Mr. Harvey was a partner at Shannon, Gracey, Ratliff & Miller in Fort Worth, Texas. Mr. Harvey received his J.D. from Saint Louis University School of Law in 1989 and served as a Law Clerk to United States District Judge Eldon B. Mahon from 1989-1991.

Mr. Sidhu founded i2 Technologies in 1988 and has served as our Chairman of the Board since our incorporation in 1989. In April 2002, Mr. Sidhu assumed the roles of Chief Executive Officer and President until February 2005. He had previously served as our Chief Executive Officer from December 1994 until May 2001.

Dr. Bradley has served as a director since April 2005. Dr. Bradley is the William Ziegler Professor of Business Administration at the Harvard Business School. Previously, he served as Senior Associate Dean for faculty development, among other positions. Dr. Bradley serves on the board of Ciena Corporation (optical networking systems and software), a private company and a foundation.

Mr. Cash has served as a director since January 1996. Since 1986, Mr. Cash has served as general or limited partner of various venture capital companies affiliated with InterWest Partners, a venture capital firm. Mr. Cash currently serves on the board of directors of the following publicly-held companies: Ciena Corporation (optical networking systems and software), First Acceptance Corporation (real estate financial services), Silicon Laboratories, Inc. (semiconductors), Airspan Networks, Inc. (communications) and Staktek Holdings, Inc. (semiconductor memory high density packaging). Mr. Cash is also a director of several privately-held companies.

Mr. Clemmer has served as a director since June 2004. Since October 26, 2005, Mr. Clemmer has served as President and Chief Executive Officer of Agere Systems Inc. (semiconductors). In addition, Mr. Clemmer has been Chairman and President of Venture Capital Technology LLC, a technology investment and consulting company, since February 2003 and a partner of Shelter Capital, a technology investment fund, since June 2004. From June 2001 through February 2003, he served in a variety of positions at PurchasePro.com, a provider of electronic procurement and strategic sourcing solutions, including Chairman, Chief Executive Officer and Chief Financial Officer. Mr. Clemmer was Executive Vice President, Finance and Chief Financial Officer of Quantum Corporation, a provider of hard disk drives and other storage solutions, from August 1996 through June 2001. Mr. Clemmer serves on the board of Agere Systems and several privately-held companies.

Mr. Waterhouse has served as a director since April 2005. Since February 6, 2007, Mr. Waterhouse has served as President and Chief Executive Officer of Harcourt Education. Mr. Waterhouse served as Chairman and Chief Executive Officer of Reynolds and Reynolds, a public company providing software and services solutions for automobile retailers, from 2000 thru July 2004. Prior to joining Reynolds and Reynolds in May 1999 as

President and Chief Operating Officer, Mr. Waterhouse spent 26 years at IBM Corporation, including serving as general manager of IBM’s e-Business Services unit immediately prior to May 1999. Mr. Waterhouse serves on the board of directors of Fifth Third Bancorp (banking and financial services). Mr. Waterhouse also serves on the board of directors of private companies and Pennsylvania State University’s Smeal College.

Mr. Wilson has served as a director since April 2005. From 1983 through August 2004 when he retired, Mr. Wilson served in various roles at Accenture Ltd, including Managing Partner—Accenture Technology Ventures, Corporate Development Officer and, most recently, Chief Executive Officer—Business Process Outsourcing. Mr. Wilson is Chairman of the Board of Avanade Inc., a private joint venture between Accenture and Microsoft Corporation (technology integration on the Microsoft platform).

On March 7, 2007, a purported shareholder derivative complaint was filed in the Delaware Chancery Court against certain of our current and former officers and directors, naming the Company as a nominal defendant. The complaint, entitled George Keritsis and Mark Kert v. Michael E. McGrath, Michael J. Berry, Pallab K. Chatterjee, Robert C. Donohoo, Hiten D. Varia, M. Miriam Wardak, Sanjiv S. Sidhu, Stephen P. Bradley, Harvey B. Cash, Richard L. Clemmer, Lloyd G. Waterhouse, Jackson L. Wilson Jr., Robert L. Crandall and i2 Technologies, Inc., asserts derivative claims against the defendant officers and directors putatively on behalf of the Company and alleges breach of fiduciary duty and unjust enrichment in connection with stock option grants to certain of the defendant officers and directors on three dates in 2004 and 2005. The complaint alleges that the timing of those stock option grants was manipulated in the recipients’ favor while defendants were in possession of material non-public information about the Company.

We maintain directors’ and officers’ liability insurance and our Amended and Restated Bylaws provide for mandatory indemnification of directors to the fullest extent permitted by Delaware law. We have entered into indemnification agreements with all of our directors. In addition, our Restated Certificate of Incorporation limits the liability of our directors to us and our stockholders for breaches of the directors’ fiduciary duties to the fullest extent permitted by Delaware law.

Compensation Discussion and Analysis

This Compensation Discussion and Analysis (“CD&A”) provides an overview of the Company’s executive compensation programs together with a description of the material factors underlying the decisions which resulted in the 2006 compensation provided to the Company’s Named Executive Officers (“NEOs”) (as presented in the tables which follow this CD&A).

The Compensation Committee

The Compensation Committee of our Board of Directors (the “Committee”) develops the compensation philosophy and objectives for the Company as a whole, reviews and approves all compensation decisions related to our NEOs and senior executives and generally oversees our compensation programs. The Committee is comprised solely of independent, non-management members of the Board of Directors.

The Committee’s specific responsibilities include:

•	reviewing, revising and approving an industry specific Peer Group (as defined below) to facilitate appropriate benchmarking comparisons;

•	reviewing and approving annually, at the beginning of each year, the Company’s goals and objectives relevant to the CEO’s compensation for that year;

•

reviewing and approving annually, at the beginning of each year, the individual elements of targeted compensation for the CEO for that year, including base salary, target performance bonus and proposed equity awards and reporting such determinations to the Board of Directors;

•

evaluating annually, at the end of each year, the CEO’s performance in light of the goals and objectives previously identified as being relevant to the CEO’s compensation for that year, and determining the CEO’s final compensation level based upon this evaluation and other relevant information;

•	reviewing the CEO’s recommendations with respect to the individual elements of total compensation for the NEOs other than the CEO and approving such individual elements of compensation;

•	reviewing with the CEO matters relating to management succession, including compensation related issues,

•

making recommendations to the Board of Directors regarding all employment agreements, severance agreements, change in control provisions and agreements and any special supplemental benefits and/or perquisites applicable to the NEOs; and

•

reviewing and discussing with management the disclosures made in the Compensation Discussion and Analysis prior to filing the Company’s Annual Proxy Statement for the annual meeting of stockholders, and recommending to the Board of Directors that the Compensation Discussion and Analysis be included in the Proxy Statement.

Compensation Philosophy and Objectives

The Company’s compensation philosophy and objectives are to provide competitive base salaries, performance bonuses and equity award programs designed to attract and retain top talent. Our compensation programs are designed to reward performance based upon annual goals established by the Committee at the beginning of each year and, adjusted periodically at the discretion of the Committee based on market or other conditions. Our compensation programs help align the priorities and performance of our NEOs with the Company’s priorities and strategies, as they may vary from year to year.

In 2006 we emphasized profitability, operational performance, strategic direction, and operational improvements in the setting and awarding of compensation. The Committee identified those goals and priorities because they believed those goals and priorities present the greatest potential for utilizing NEO compensation to increase shareholder value in both the near and long term. Each NEO was held accountable for the success of our corporate performance, (profitability, revenue, cash collections and development of our New Generation Solutions), our performance linearity (consistent achievement of individual quarterly financial goals) and the specific performance metrics applicable to his or her role on the management team.

Setting Executive Compensation Targets

Syzygy Consulting Group (“Syzygy”) has served as the independent compensation consultant to the Committee, and advises the Committee on all matters related to the compensation of NEOs and other senior executives. Syzygy reports to the Committee and provides it with comparative market data on industry best practices, benchmarking data related to our NEOs and Senior Executives and data from the Radford Executive Compensation Report. The Radford Executive Compensation Report is an international compensation survey specializing in the technology industry.

We use benchmarking to compare our NEO’s compensation to our competitive Peer Group. For benchmarking purposes, the Committee approved the following industry-specific group of 29 peer companies (collectively, the “Peer Group”): Accenture, Agile Software, Ariba, BEA Systems, Bearing Point, BMC Software, CGI Group, EDS, Entrust, Informatica, JDA Software, Manhattan Associates, Manugistics, McAfee, Mentor Graphics, Microsoft, Novell, Onyx Software, Oracle, Pegasystems, Quest Software, SAP, Sapient, Serena Software, SSA Global Technologies, Sybase, Tibco Software, Vignette and Webmethods. In the fourth quarter of 2005, Syzygy collected compensation data from the most recent proxy statements of the Peer Group companies and compensation surveys from the Radford Executive Compensation Report. Although the information in the Radford Executive Compensation Report is not used to establish specific benchmarking for

NEO compensation, it is utilized by the Committee to develop an understanding of compensatory trends of NEOs in our industry. At the beginning of 2006, Syzygy presented the Committee with benchmarking data relating to the compensation of executives at the Peer Group companies holding positions comparable to the positions of each of our NEOs including data regarding the salary, performance bonuses and equity awarded to such Peer Group executives.

Base salaries and target performance bonuses (collectively, on target earnings, or “OTE”) are determined on an annual basis at the beginning of each year. We generally target the 50th percentile of the Peer Group for base compensation and OTE. For 2006, Mr. McGrath’s base salary was at the 60th percentile and his OTE was set at the 30th percentile; Mr. Berry’s base salary was at the 51st percentile and his OTE was set at the 54th percentile; Ms. Stinnett’s base salary was at the 77th percentile and her OTE was set at the 67th percentile; Mr. Varia’s base salary was set at the 45th percentile and his OTE was set at the 100th percentile; and Mr. Chatterjee’s base salary was set at the 63rd percentile and his OTE was set at the 81st percentile. As noted above, the achievement criteria relative to each NEOs performance bonus target was tailored to the specific performance metrics applicable to his or her role on the management team in accordance with the recommendations made by Syzygy to the Committee.

The base salaries and target bonuses of Mr. McGrath, Mr. Berry and Ms. Stinnett are governed by their employment contracts with the Company and reflect both their salary levels at their previous positions and our need to attract experienced executives. The OTE for Mr. Varia and the base salary and OTE for Mr. Chatterjee reflect legacy compensation levels from the time when the Company was significantly larger than it is today and when we had to offer significantly larger compensation packages, especially with regard to performance bonus potential, to attract individuals of their caliber. We maintain their compensation at that level today to ensure their retention, and because their OTE continues to be heavily weighted towards the performance bonus component.

Equity awards are granted to the NEOs during the course of each year and are our only form of long-term incentive compensation. Our practice in 2006 was to provide equal grant amounts to each of our NEOs, other than our CEO, as Mr. McGrath did not receive a grant in 2006. In determining the grants made to these NEOs, we use the data of our Peer Groups as presented to the Committee by Syzygy to review the three-year accumulated stock compensation grants made by such companies. The Committee also assessed the retention risks with respect to each NEO and the performance of the NEOs, in conjunction with the information regarding Peer Group grants, to determine the size and type of equity grants to be made in a given year.

We generally provide perquisites to our NEOs only in special situations as detailed in the appropriate section below under “—Individual Elements of NEO Compensation” and the offering of perquisites are generally not a part of our compensation philosophy.

Role of Executive Officers in Compensation Decisions

No NEO except Mr. McGrath has a role in determining the compensation of any of the NEOs. Mr. McGrath is permitted to make recommendations to the Committee at the beginning of each year as to the levels of total compensation of the other NEOs. In addition, at the end of the year, Mr. McGrath has the ability to increase or decrease an NEO’s annual performance bonus compensation (other than the CEO’s own performance bonus) by +/-30% of the awarded performance bonus, dependent upon the CEO’s subjective determination of such NEO’s individual performance.

With respect to the CEO’s compensation, Syzygy provides competitive data to the Chairman of the Board regarding the benchmarking of CEO compensation against the Peer Group. The Chairman of the Board then discusses this information with the Committee to determine the CEO’s annual compensation. The CEO is not involved in the determination of his own annual compensation.

Individual Elements of NEO Compensation

Our NEOs are compensated through base salary, performance bonus, equity awards and, for NEOs other than Mr. Chatterjee, perquisites. These elements were chosen through analysis of our competition in the industry and specifically designed to attract and retain quality executives.

Annual compensation decisions regarding each element take into account each NEO’s performance during the year, and his or her expected performance during the current year, against corporate and individual goals. Specific goals, and equity grants, will be outlined in the appropriate sections below.

Base Salaries

Base salaries are determined annually, at the beginning of each year, based upon the performance of the NEO against the plan for the prior year, a review of the benchmarking data referred to under “-Setting Executive Compensation Targets” above and an assessment of the difficulty of hiring a replacement employee into the position held by the NEO should he or she determine to leave the Company.

The base salaries of Mr. McGrath, Mr. Berry and Ms. Stinnett are governed by the terms of their employment agreements, originally executed in 2005, and therefore their salaries were not considered for an increase in 2006. Messrs. Varia and Chatterjee received base salary increases of 5% for 2006, which increases were recommended by our CEO and approved by the Committee based upon the performance of those NEOs during 2005, competitive analysis provided by Syzygy and retention considerations.

NEO	2005 Base Salary	2006 Base Salary	% Increase
Mr. McGrath	$600,000	$600,000	—
Mr. Berry	$325,000	$325,000	—
Ms. Stinnett	$475,000	$475,000	—
Mr. Varia	$225,000	$236,250	5%
Mr. Chatterjee	$350,000	$367,500	5%

Performance Bonus

Performance bonus targets are determined annually, at the beginning of each year, after the Committee has reviewed the benchmarking data referred to under “- Setting Executive Compensation Targets” above. In early 2006, the Committee approved the following guiding principles for setting the performance bonus targets for our NEOs:

•	standardize the compensation programs for each NEO to the greatest extent possible, while still driving functional and individual performance measurement;

•

align corporate level performance with specific group performance, so that performance bonuses would not be awarded, absent extraordinary circumstances, in the event that only a specific group’s performance goals were attained or only corporate goals of the Company were attained;

•	reflect a proper mix of financial and non-financial goals; and

•	ensure the programs are structured to pay only for performance, so that bonuses would not be paid to an NEO who did not attain his or her respective performance targets.

The achievement criteria relative to each NEO’s performance bonus target are developed at the time his or her performance bonus target is determined, and are tailored to the specific performance metrics applicable to his or her role on the management team in accordance with the recommendations made by Syzygy to the Committee. The achievement criteria are designed to drive behaviors consistent with particular corporate objectives as well as each NEO’s unique role and responsibility within the Company. The Committee believes that selecting such criteria and monetarily rewarding the attainment of such objectives provides the greatest opportunity for our performance bonus program to maximize shareholder value. These criteria are subject to adjustment by the Committee during the year. Performance against these criteria is measured as of the end of the year, and the actual performance bonuses approved by the Committee are normally paid in the following February. Generally our policy is that a NEO must be employed and in good standing on the date of the payout to receive any of the approved performance bonus.

For 2006, the Committee approved the following performance bonus targets for the NEOs:

NEO	Target Bonus % of Base	% Corporate Goals	% Group Goals	% Individual Strategic Goals
Mr. McGrath	100%	50%	—	50%
Mr. Berry	50%	50%	—	50%
Ms. Stinnett	50%	45%	35%	20%
Mr. Varia	95%	45%	35%	20%
Mr. Chatterjee	82%	40%	20%	40%

Mr. McGrath’s and Mr. Berry’s performance objectives are weighted evenly between the overall operational performance of the Company and their individual strategic initiatives. Mr. McGrath was measured against corporate goals relative to license and services bookings, operating income and adjusted cash flow from operations. His individual strategic goals included executive development and retention, succession planning, generation of bookings for our New Generation Solutions and management of growth and pipeline creation looking towards 2007. Mr. Berry was measured against the Company’s overall corporate performance and performance linearity. His individual strategic goals included SEC and SOX compliance, improving the forecasting and reporting of the Company, the option exchange program, and expanding the Company’s investor base to include additional institutional investors.

The other NEOs lead sales organizations and had goals geared towards the industry groups and/or geographical regions they were responsible for in addition to their corporate and individual goals. Accordingly, the group goals for Ms. Stinnett, Mr. Varia and Mr. Chatterjee were measured on the financial performance of the Company’s operation relative to such industry and/or geographical regions. The corporate goals for each of these executives were measured against the Company’s overall corporate performance and performance linearity. Ms. Stinnett’s individual strategic goals included the improvement of industry metrics for Sales and Marketing, New Generation Solution bookings, the design and implementation of partner strategies and programs, and increasing the pipeline for licenses and services. Mr. Varia’s individual strategic goals included increasing customer value, innovation, and development of a Hot Skills Programs. Mr. Chatterjee’s individual strategic goals included increasing the amount of time and/or effort of those in his group that could be billed directly to our customers, reduction of offshore expenses and creating a hosting program.

When the Committee adopted its guiding principles for setting the performance bonus targets for our NEOs in early 2006, it also defined specific parameters for the approval of actual performance bonuses under the program:

•

Consider linearity of results to recognize consistent corporate performance. This means that each quarter will be reviewed and rewarded independently of all other quarters as measured against the plan for that quarter. We believe that consistently achieving individual quarterly financial goals is critical to the overall success of the Company.

•

Provide for a +/- 30% subjective performance modifier in an NEO’s performance bonus amount (other than the CEO’s own performance bonus) based on the CEO’s subjective assessment of the individual contribution of such NEO to the Company.

•

Limit any payout resulting from the achievement of one individual goal to one-time the target amount for Mr. McGrath, two times the target amount for Mr. Berry, Ms. Stinnett and Mr. Varia, and two and a

half times the target amount for Mr. Chatterjee. The limitation on the maximum bonus of the CEO was established because the CEO and the Committee jointly decided to provide higher maximum potential bonuses to the other NEOs to provide additional incentives to the NEOs and to allow those individuals to participate in the success of the Company. The limitations on the bonuses of the NEOs, other than the CEO, are designed to place a top end limit on bonus programs that were previously unlimited. The Committee believes that this encourages a more even year-to-year performance of the Company.

•

Cap each performance bonus at the lesser of $1 million or the individual targets as described in the preceding bullet. The Committee believes it is important to place a known upper limit on potential payouts under the bonus program to the NEOs, so that the Company and its shareholders would be able to determine the maximum exposure under this compensatory program.

For 2006, the Committee approved the following performance bonuses for the NEOs:

Performance Bonus Payments in 2007 for 2006 Results

NEO	Percentage of Bonus Target Based on Objective Goals	Percentage of Bonus Target Based on CEO Discretion	Total Percentage of Bonus Target	Payment Amounts
Mr. McGrath	100%	—	100%	$600,000
Mr. Berry	105%	10%	115%	$186,481
Ms. Stinnett	99%	30%	129%	$306,203
Mr. Varia	101%	25%	126%	$284,203
Mr. Chatterjee	104%	10%	114%	$342,870

Mr. Berry, Ms. Stinnett, Mr. Varia and Mr. Chatterjee received performance bonuses for 2006 that exceeded their performance bonus targets due primarily to three factors: 1) the Company met certain of its financial goals, 2) each of such NEOs over-achieved against their individual strategic goals, and 3) Mr. McGrath in his discretion increased each of the NEO’s bonus amounts (as reflected in the table above).

Equity

Equity is our only form of long-term incentive compensation. Our equity awards are designed to reward our NEOs for their past performance and, as the Company succeeds, are also designed to reward them for their contributions to that success, thus aligning the NEOs long-term incentive with the Company’s long-term success. In 2006, NEOs were eligible for equity awards throughout the year based upon recommendations made by our CEO and approved by the Committee. Approved awards are typically based upon the considerations referred to under “—Setting Executive Compensation Targets” above.

Regular Committee meetings are held during the first month of each quarter. In 2006, award recommendations were reviewed at the quarterly Committee meetings; approved awards were granted on the third Monday of the second month of the quarter (which is outside of a quiet period). Grants generally vest over a four-year period provided the employee continues employment. Although our plan allows for repricing stock options, we have no current intention to do so. We do not have a policy for adjusting or recovering awards if Company results are restated or otherwise adjusted.

At the January 24, 2006 Committee meeting a special retention stock option grant was approved for each NEO with a grant date of February 20, 2006 based upon our perception of a retention risk. We had devoted significant attention to restructuring the Company’s business and building a strong senior executive team in 2005, and wanted to reduce our risk of loss of any of these executives.

On April 26, 2006, the Company offered to all of our employees holding stock options having a strike price greater than $45.00 per share, an opportunity to exchange those options for restricted stock units (“RSUs”). This offering was pursuant to an option exchange program approved by the Board of Directors at its October 18, 2005 meeting. Syzygy assessed the economic value of the options subject to the exchange and the RSUs issuable in the exchange and helped to determine the exchange ratios to be used. Mr. Varia and Mr. Chatterjee participated in this exchange program; however, Mr. McGrath and Mr. Berry (neither of whom held any options with strike prices above $45), and each member of the Board of Directors, were excluded from the program. The RSUs issuable in the exchange were issued on May 31, 2006, pursuant to the exchange offer.

On July 17, 2006, the Committee approved RSU grants for the top 5% of the i2 employee population based on performance. Each executive officer was asked to rank the employees under his or her supervision or control, based upon individual performance to determine the pool of recipients for the award which was granted on August 21, 2006. This was a special “key contributor” grant, designed to provide additional retention incentives to our top-performing employees, and all of the NEOs except Mr. McGrath received RSUs under this grant. We chose RSUs for this grant based on the existing equity mix outstanding within the employee base. Additionally, we believed that we could grant a lower number of RSUs than stock options, achieving a significantly higher retention value at a similar financial cost to the Company. A total of 275,527 RSUs were granted, of which 10,000 each were granted to Mr. Berry, Mr. Chatterjee, Ms. Stinnett and Mr. Varia.

With each grant, the relationship of the award to the achievement of the Company’s long-term goals was paramount. The grants recognized exemplary performance and helped ensure retention. By granting a combination of stock options and RSUs throughout the year in the various grants, we were able to create a balanced long-term incentive compensation program.

All of the stock option grants issued to our employees have a provision to allow for acceleration and immediate exercisability in case of a change in control provided the options are not assumed or replaced by the successor corporation. All of the stock option grants issued to our NEOs contain a provision which allows for immediate acceleration of vesting for an additional 12 months from the date of involuntary termination which occurs within the first year after a change in control, unless controlled by another agreement. Any such accelerated options will become immediately exercisable. An employment agreement with a given NEO may provide for further vesting enhancements upon a change in control or upon certain terminations of employment as described below under “—Employment Agreements.”

On February 19, 2007, the Committee approved RSU grants of 50,000 shares each for Mr. Berry, Ms. Stinnett, Mr. Varia and Mr. Chatterjee. As these grants were made in 2007, these grants of RSUs are not reflected in the tables below.

Perquisites

Generally, our philosophy on perquisites is not to offer them unless we are attracting a new executive, relocating a new or existing executive, or using them as part of an expatriate package. In order to attract a CEO of the caliber of Mr. McGrath, we provided him with perquisites which are not readily available to other employees of the Company, but which the Committee believes to be commensurate with his role and responsibility. Mr. McGrath was a resident of Maine at the time of his hiring and his employment contract includes a housing allowance for rent, furniture and utilities in Dallas (not to exceed $5,000 per month), an allowance for a personal car in Dallas (not to exceed $1,200 per month), and private jet transportation between his residence in Maine and Dallas, (the cost of which was $942,565 in 2006). The taxable portion of each of these items is grossed up for taxes and any personal use of the private jet by Mr. McGrath is paid for solely by Mr. McGrath. Additionally Mr. McGrath is solely responsible for the incremental taxable income to Mr. McGrath, related to personal use of the private jet, as calculated pursuant to IRS regulations when any family members accompany him to Dallas on the private jet. Such amount is neither paid for by the Company nor is it subject to any tax gross-up. All of Mr. McGrath’s other business travel on behalf of the Company is on commercial aircraft.

We recruited Mr. Berry from Ohio where he lived with his family. As required by his existing employment agreement, Mr. Berry received $72,000 in 2006 plus a tax gross-up (the cost of which for 2006 was $42,317) in connection with a duplicate housing allowance. On February 16, 2007, we entered into an amendment to Mr. Berry’s employment agreement under which, among other provisions, the above described housing allowance and accompanying tax gross-up were discontinued. The amendment also required Mr. Berry to repay the entire amount of the housing allowance if he voluntarily leaves employment with the Company on or before August 16, 2007 and 50% of the housing allowance if he voluntarily leaves employment with the Company after August 16, 2007 but on or prior to August 16, 2008. This amendment did not effect any perquisites that Mr. Berry received in 2006.

Ms. Stinnett resides in Minnesota. As required by her existing employment agreement, Ms. Stinnett received $72,000 in 2006 plus a tax gross-up (the cost of which for 2006 was $35,888) in connection with a commuting allowance. Her employment agreement was extended in October 2006.

Mr. Varia is an expatriate in Singapore. As part of his compensation package, in 2006 he received a foreign housing allowance package of $231,792, relocation benefits of $30,128, the cost of club memberships worth $31,113 and reimbursement of $5,083 for his children’s education in Singapore. In addition, he received country taxes and a tax gross-up for this package totaling $201,903 in 2006.

Retirement Plans

The only retirement plan which the Company offers is a 401(k) plan which did not have a match in 2006. NEOs participate under the same parameters as all other employees.

Employment Agreements

During 2006, Mr. McGrath, Mr. Berry and Ms. Stinnett had employment and/or severance agreements. In addition to the compensation elements discussed above, these agreements provide for post-employment severance payments and benefits in the event of termination of employment by the Company “without cause” or by the executive for “good reason” and also provide that all of Mr. Berry’s and Ms. Stinnett’s equity grants would be fully vested and exercisable immediately upon a change in control of the Company even if the employment of such NEO was not terminated. The terms of these agreements are discussed in more detail under the section entitled, “Severance Plans” in this proxy statement. The Committee believes that these agreements are consistent with industry practice at other peer companies. The Committee determined that it was in the best interest of the Company and the executives to have employment agreements in place in order to ensure the quality of leadership which the Company requires.

On February 16, 2007, we entered into an amendment to Mr. Berry’s employment agreement under which certain terms of his compensation were changed. Under the terms of the amendment, Mr. Berry was paid $100,000 in cash and was granted 3,940 shares of our common stock. Mr. Berry will forfeit all of the 3,940 shares if he voluntarily leaves employment with the Company on or before August 16, 2007 and 1,970 shares if he voluntarily leaves employment with the Company after August 16, 2007 but on or prior to August 16, 2008. Additionally, as part of the amendment, Mr. Berry’s housing allowance was discontinued and Mr. Berry agreed to repay all or part of the housing allowance he has received to date if he voluntarily terminates his employment with us prior to certain dates as described above in “—Perquisites.” As this amendment was entered into in 2007, the compensation Mr. Berry received under the amendment is not reflected in the tables below.

On March 9, 2007, we entered into severance agreements with Mr. Chatterjee and Mr. Varia. Under the terms of these agreements, if we terminate the executive without Cause (as defined in the applicable severance agreement) or if the executive terminates his employment with the Company by reason of a “constructive termination” within 24 months of a “Corporate Transaction” (as such terms are defined in the applicable severance agreement), then such NEO will receive payments equal to six months of base salary and on-target bonus potential. The Committee believes that these severance agreements are consistent with industry practice at other peer companies. These severance agreements did not effect either of Mr. Chatterjee’s or Mr. Varia’s compensation in 2006.

We have entered into indemnification agreements with all of our executive officers. We maintain directors’ and officers’ liability insurance and our Amended and Restated Bylaws provide for mandatory indemnification of officers to the fullest extent permitted by Delaware law.

Accounting and Tax Treatment

Deductibility of Executive Compensation

As part of its role, the Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code), which provides that the Company may not deduct compensation of more than $1,000,000 that is paid to certain individuals. The Company believes that compensation paid to our NEOs under our incentive compensation plans is generally fully deductible for federal income tax purposes. However, in certain situations, the Committee may approve compensation that will not meet these requirements in order to ensure competitive levels of total compensation for its NEOs. However, based on our net operating losses and other deferred tax assets, we do not believe there will be a material financial statement impact to any amounts which are determined to be non-deductible under Section 162(m) of the Code.

Accounting for Stock-Based Compensation

Beginning on January 1, 2006, the Company began accounting for stock-based payments in accordance with the requirements of FASB Statement 123(R). In December 2006, we modified the post-termination exercise periods of Mr. McGrath’s existing options. This resulted in incremental stock compensation expense in 2006 of approximately $1.3 million, and will result in incremental stock compensation expense of approximately $0.5 million in 2007 associated with the incremental value attributable to this modification.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” contained in this proxy statement with management. Based on our review and the discussions with management, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in our Annual Report on Form 10-K for the year ended December 31, 2006.

Harvey B. Cash, Chairman

Stephen P. Bradley

Richard L. Clemmer

Summary Compensation Table

The following table sets forth for each of the NEOs: (i) the dollar value of base salary and bonus earned during the year ended December 31, 2006; (ii) the aggregate grant date fair value of stock and option awards granted during the year, computed in accordance with FAS 123 (R); (iii) all other compensation for the year; and (iv) the dollar value of total compensation for the year.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (3)	Total ($)
Michael McGrath	2006	$579,999	$600,000	$—	$4,552,471	—	—	$1,071,256	$6,803,726
Chief Executive Officer and President (Principal Executive Officer)

Michael Berry	2006	$325,000	$186,481	$147,303	$451,851	—	—	$114,317	$1,224,953
Executive Vice President and Chief Financial Officer (Principal Financial Officer)

Hiten Varia	2006	$235,572	$284,203	$180,492	$413,515	—	—	$500,519	$1,614,301
Executive Vice President and Chief Customer Officer, Greater Asia Pacific

Barbara Stinnett	2006	$475,000	$306,203	$124,994	$434,082	—	—	$107,888	$1,448,167
Executive Vice President, Customer Operations and Chief Customer Officer

Pallab Chatterjee	2006	$366,446	$342,870	$150,376	$448,330	—	—	$—	$1,308,021
Executive Vice President, Solutions Operations and Chief Delivery Officer

(1)	This column represents the dollar amount recognized for financial statement reporting purposes with respect to the 2006 fiscal year for the fair value of restricted stock units granted in 2006 as well as prior fiscal years, in accordance with SFAS 123 (R). Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For additional information, refer to Note 10 of the i2 financial statements in the Form 10-K for the year ended December 31, 2006, as filed with the SEC. These amounts reflect the company’s accounting expense, if no forfeiture was estimated, for these awards, and do not correspond to the actual value that will be recognized by the named executives.
(2)	This column represents the dollar amount recognized for financial statement reporting purposes with respect to the 2006 fiscal year for the fair value of stock options granted to each of the named executives in 2006 as well as prior fiscal years, in accordance with SFAS 123 (R). Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For additional information on the valuation assumptions with respect to the 2006 grants, refer to Note 10 of the i2 financial statements in the Form 10-K for the year ended December 31, 2006, as filed with the SEC. These amounts reflect the Company’s accounting expense, if no forfeiture was estimated, for these awards, and do not correspond to the actual value that will be recognized by the named executives.
(3)	See the All Other Compensation Table below for additional information.

The following table describes each component of the All Other Compensation column in the Summary Compensation Table appearing above:

Name	Year	Perquisites and Other Personal Benefits ($) (1)	Air Travel (2)	Tax Reimbursements ($) (3)	Total ($)
Michael McGrath	2006	$59,457	$942,565	$69,234	$1,071,256
Chief Executive Officer and President (Principal Executive Officer)

Michael Berry	2006	$72,000	—	$42,317	$114,317
Executive Vice President and Chief Financial Officer (Principal Financial Officer)

Hiten Varia	2006	$298,616	—	$201,903	$500,519
Executive Vice President and Chief Customer Officer, Greater Asia Pacific

Barbara Stinnett	2006	$72,000	—	$35,888	$107,888
Executive Vice President, Customer Operations and Chief Customer Officer

Pallab Chatterjee	2006	—	—	—	—
Executive Vice President, Solutions Operations and Chief Delivery Officer

(1)	See Perquisites table for further information.
(2)	Represents the cost of private jet transportation for Mr. McGrath for commuting from his residence in Maine to our office in Dallas as required by his employment agreement.
(3)	This column reports amounts reimbursed for the payment of taxes (grossed up) with respect to perquisites and air travel.

Additional Information Regarding Perquisites

The following table describes perquisites and the cost to the Company of providing them. The total amount of these perquisites is included in the All Other Compensation column in the Summary Compensation Table appearing above.

Name	Year	Housing		Personal Use of Company Car/ Parking		Financial Planning / Legal Fees		Education		Club Dues		Executive Relocation		Total Perquisites and Other Personal Benefits
Michael McGrath	2006	$53,607	(1)	$5,850	(1)	—		—		—		—		$59,457
Chief Executive Officer and President (Principal Executive Officer)

Michael Berry	2006	—		—		—		—		—		$72,000	(1)	$72,000
Executive Vice President and Chief Financial Officer (Principal Financial Officer)

Hiten Varia	2006	$231,792	(2)	—		$500	(2)	$5,083	(2)	$31,113	(2)	$30,128	(2)	$298,616
Executive Vice President and Chief Customer Officer, Greater Asia Pacific

Barbara Stinnett	2006	—		—		—		—		—		$72,000	(1)	$72,000
Executive Vice President, Customer Operations and Chief Customer Officer

Pallab Chatterjee	2006	—		—		—		—		—		—		—
Executive Vice President, Solutions Operations and Chief Delivery Officer

(1)	Perquisites pursuant to the terms of the employment agreement.
(2)	Perquisites pursuant to the terms of the expatriation agreement.

Grants of Plan-Based Awards in 2006

The following table provides information about equity and non-equity awards granted to the NEOs in 2006: (i) the grant date; (ii) the number of shares underlying all other stock awards, which consist of RSUs awarded to the NEOs; (iii) all other option awards, which consist of the number of shares underlying stock options awarded to the NEOs; (iv) the exercise price of the stock option awards, which reflects the closing price of i2 stock on the date of grant; and (v) the grant date fair value of each equity award computed under SFAS 123 (R).

			Number of Non-Equity Incentive Plan Units Granted (#)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)		All Other Option Awards: Number of Securities Underlying Options (#)		Exercise or Base Price of Option Awards ($ /Sh)	Closing Price on Grant Date ($ /Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Approval Date		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Michael McGrath	—	—		—	—	—	—	—	—	—		—		—	—	—
Chief Executive Officer and President (Principal Executive Officer)

Michael Berry	2/20/2006	1/24/2006	—	—	—	—	—	—	—	—		30,000	(1)	$15.87	$15.87	$338,061
Executive Vice President	8/21/2006	7/17/2006	—	—	—	—	—	—	—	10,000	(2)	—		$—	$15.53	$155,300
and Chief Financial Officer (Principal Financial Officer)

Hiten Varia	2/20/2006	1/24/2006	—	—	—	—	—	—	—	—		25,000	(1)	$15.87	$15.87	$281,717
Executive Vice President and	5/31/2006	10/18/2005	—	—	—	—	—	—	—	16,943	(3)	—		$—	$12.55	$212,634
Chief Customer Officer,	8/21/2006	7/17/2006	—	—	—	—	—	—	—	10,000	(2)	—		$—	$15.53	$155,300
Greater Asia Pacific

Barbara Stinnett	2/20/2006	1/24/2006	—	—	—	—	—	—	—	—		30,000	(1)	$15.87	$15.87	$338,061
Executive Vice President,	8/21/2006	7/17/2006	—	—	—	—	—	—	—	10,000	(2)	—		$—	$15.53	$155,300
Customer Operations and Chief Customer Officer

Pallab Chatterjee	2/20/2006	1/24/2006	—	—	—	—	—	—	—	—		30,000	(1)	$15.87	$15.87	$338,061
Executive Vice President,	5/31/2006	10/18/2005	—	—	—	—	—	—	—	11,600	(3)	—		$—	$12.55	$145,580
Solutions Operations and	8/21/2006	7/17/2006	—	—	—	—	—	—	—	10,000	(2)	—		$—	$15.53	$155,300
Chief Delivery Officer

(1)	Options vest as to 1% on the date of grant, 24% on the first anniversary of the grant date and the remaining options vest in 36 equal monthly increments thereafter.
(2)	Grant vests 33% on August 21, 2007 and 67% on August 21, 2008.
(3)	Award vests as to 50% on May 15, 2007 and 50% on May 15, 2008.

Outstanding Equity Awards at 2006 Fiscal Year-End

The following table provides information on the current holdings of stock option and stock awards by the NEOs. This table includes unexercised and unvested option awards and unvested RSUs. Each equity grant is shown separately for each NEO. The market value of the stock awards is based on the closing market price of i2 stock as of December 29, 2006, which was $22.82.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
	Exercisable	Unexercisable
Michael McGrath	320	—	(2)	$17.75	8/16/2014
Chief Executive Officer and	2,146	1,534	(3)	$17.75	8/16/2014
President (Principal Executive Officer)	218,902	—	(4)	$9.01	2/26/2015
	176,843	—	(5)	$7.60	5/18/2015
	—	7,235	(6)	$13.82	10/24/2015
	300,000	172,765	(7)	$13.82	10/24/2015

Michael Berry	24,999	50,001	(3)	$23.86	8/16/2015
Executive Vice President and Chief Financial Officer (Principal Financial Officer)			(8)			10,000	$228,200
	5,833	14,167	(3)	$13.82	10/24/2015
	300	29,700	(3)	$15.87	2/19/2016
			(9)			10,000	$228,200

Hiten Varia	9,999	—	(3)	$22.50	8/29/2012
Executive Vice President and Chief Customer Officer, Greater Asia Pacific	2,416	1,583	(3)	$16.25	8/15/2014
	13,854	21,146	(3)	$7.54	5/16/2015
	7,291	17,709	(3)	$13.82	10/24/2015
	250	24,750	(3)	$15.87	2/19/2016
			(10)			16,943	$386,639
			(9)			10,000	$228,200

Barbara Stinnett	29,166	70,834	(3)	$19.39	10/2/2015
Executive Vice President, Customer Operations and Chief Customer Officer			(11)			10,000	$228,200
	300	29,700	(3)	$15.87	2/19/2016
			(9)			10,000	$228,200

Pallab Chatterjee	20,000	—	(3)	$22.50	8/29/2012
Executive Vice President, Solutions Operations and Chief Delivery Officer	4,833	3,166	(3)	$16.25	8/15/2014
	19,791	30,209	(3)	$7.54	5/16/2015
	7,291	17,709	(3)	$13.82	10/24/2015
	300	29,700	(3)	$15.87	2/19/2016
			(10)			11,600	$264,712
			(9)			10,000	$228,200

(1)	Market value is calculated as closing market price of i2 at December 29, 2006 ($22.82) multiplied by unvested shares.
(2)	Grant is immediately exercisable and vests 25% per year for 4 years.
(3)	Grant vests as to 1% upon issuance; 24% after one year, then 36 equal monthly installments thereafter.
(4)	Grant vests as to 88,902 shares on May 28, 2005; 100,000 shares on August 26, 2005 and 30,000 shares on November 24, 2005.
(5)	Grant vests as to 95,000 shares on December 15, 2005 and 81,843 shares on March 15, 2006.
(6)	Grant vests on February 28, 2007.
(7)	Grant vests as to 92,765 shares on February 28, 2007 and 80,000 shares on May 31, 2007.
(8)	Grant vests 50% each on August 17, 2007 and August 17, 2008.
(9)	Grant vests 33% on August 21, 2007 and 67% on August 21, 2008.
(10)	Grant vests 50% on May 15, 2007 and 50% on May 15, 2008.
(11)	Grant vests 50% each on October 3, 2007 and October 3, 2008.

Option Exercises and Stock Vested in Fiscal 2006

The following table provides information, for the NEOs, on (i) stock option exercises during 2006, including the number of shares acquired upon exercise and the value realized and (ii) the number of shares acquired upon the vesting of stock awards in the form of RSUs and the value realized, each before payment of any applicable withholding tax and broker commissions.

	Option Awards			Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)		Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (2)
Michael McGrath	11,098	$116,196	(1)	—	—
Chief Executive Officer and President	13,157	$156,305	(2)	—	—
(Principal Executive Officer)

Michael Berry	—	—		5,000	$77,850	(3)
Executive Vice President and Chief Financial Officer (Principal Financial Officer)

Hiten Varia	—	—		2,400	$38,040	(4)
Executive Vice President and Chief Customer Officer, Greater Asia Pacific

Barbara Stinnett	—	—		5,000	$91,250	(5)
Executive Vice President, Customer Operations and Chief Customer Officer

Pallab Chatterjee	—	—		4,000	$63,400	(4)
Executive Vice President, Solutions Operations and Chief Delivery Officer

(1)	Value Realized = Fair market value of options on November 16, 2006 ($19.48)—Exercise Price ($9.01) x Number of options exercised.
(2)	Value Realized = Fair market value of options on November 16, 2006 ($19.48)—Exercise price ($7.60) x Number of options exercised.
(3)	Value Realized = Fair market value of restricted stock units ($15.57) x Number of restricted stock units vesting.
(4)	Value Realized = Fair market value of restricted stock units ($15.85) x Number of restricted stock units vesting.
(5)	Value Realized = Fair market value of restricted stock units ($18.25) x Number of restricted stock units vesting.

Severance Plans

Mr. McGrath has an employment agreement with the Company which provides for the various components of compensation described above. In addition, upon termination of employment, Mr. McGrath’s contract provides that if he is terminated without cause he would be given 30 days notice and/or paid one month in lieu of notice. On December 22, 2006, an amendment to Mr. McGrath’s employment agreement was executed modifying the period during which Mr. McGrath’s vested equity instruments shall be exercisable following a termination of his employment with the Company resulting from death or disability, a voluntary termination or a termination without cause. Following any such termination event, such equity instruments shall be exercisable until the later of: (a) the 15th day of the third month following the 90th day after the later of the date of such termination event or the date that he has a termination of service for any or no reason, as Chairman of the Board of Directors for the Company (subject to Mr. McGrath having been previously elected as Chairman), or

(b) December 31 of the calendar year in which occurs the 90th day after the later of the date of such termination event or the date that he has a termination of service, for any or no reason, as Chairman of the Board of Directors for the Company (subject to his having been previously elected as Chairman.) Notwithstanding the foregoing, any unexercised equity instrument shall be cancelled upon the expiration of the stated term of such equity instrument. There were no change in control provisions in 2006 for Mr. McGrath.

Should Mr. Berry be terminated without cause he would receive 12 months of base salary, on-target bonus potential and Company-paid COBRA benefits. Additionally, he could be reimbursed up to $75,000 in relocation costs should he move from Dallas within 90 days of termination. Any unvested RSUs awarded upon his hire date, would vest upon termination of Mr. Berry without cause. Should there be a Change in Control as defined in the i2 1995 Stock Option/Stock Issuance Plan, as amended, (“1995 Plan”), all unvested RSUs and stock options granted to Mr. Berry during his tenure at the Company will be immediately accelerated and exercisable.

Should Ms. Stinnett be terminated without cause, she would receive six months of base salary and on-target bonus potential. Should there be a Change in Control as defined in both the i2 1995 Plan and the 2001 Non-Officer Stock Option/Stock Issuance Plan (“2001 Plan”), all unvested RSUs and stock options granted to Ms. Stinnett during her tenure at the Company will be immediately accelerated and exercisable.

Mr. Varia and Mr. Chatterjee did not have any severance or change in control agreements in 2006. However, in 2007 both Mr. Varia and Mr. Chatterjee entered into severance agreements with the Company which provide for severance payments of six months of base salary and on-target bonus potential upon certain terminations as described more fully above in “—Employment Agreements.” As these severance agreements were not in effect in 2006, they are not reflected in the table below.

The Company does not provide any Code section 280G gross-ups to its NEOs.

Below are the details of the benefits to be paid to the NEOs in connection with a change in control and/or termination as of December 31, 2006:

Name	Benefit	Before Change in Control Termination w/o Cause or for Good Reason (3)	After Change in Control Termination w/o Cause or for Good Reason (3)		Change in Control (2) (3)
Michael McGrath	Severance	$50,000	$50,000		—
Chief Executive Officer and President (Principal Executive Officer)	Stock option vesting acceleration	—	$1,810,722		—

Michael Berry	Severance	$325,000	$325,000		—
Executive Vice President and Chief Financial Officer (Principal Financial Officer)	Bonus	$162,500	$162,500		—
	Relocation	$75,000	$75,000		—
	COBRA	$14,835	$14,835		—
	Stock option vesting acceleration	—	$1,332,350	(1)	$1,332,350
	Stock awards vesting acceleration	$456,400	$456,400		$456,400

Hiten Varia	Stock option vesting acceleration	—	$590,220		—
Executive Vice President and Chief Customer Officer, Greater Asia Pacific	Stock awards vesting acceleration		$614,839		—

Barbara Stinnett	Severance	$237,500	$237,500		—
Executive Vice President, Customer Operations and Chief Customer Officer	Bonus	$118,750	$118,750		—
	Stock option vesting acceleration	—	$550,538	(1)	$550,538
	Stock awards vesting acceleration	—	$456,400		$456,400

Pallab Chatterjee	Stock option vesting acceleration	—	$715,143		—
Executive Vice President, Solutions Operations and Chief Delivery Officer	Stock awards vesting acceleration	—	$492,912		—

(1)	Acceleration of options and stock awards are as a result of the change in control and not termination.

(2)	Assumes that all awards are either assumed, continued or replaced with a cash incentive program.
(3)	The value of any potential equity payments in this column are calculated as the number of unvested awards outstanding as of December 31, 2006 multiplied by the grant date fair value.

Non-management Directors’ Compensation

Our non-employee directors currently receive the following compensation:

•	a $25,000 annual cash retainer for serving on the Board of Directors;

•	a $25,000 annual cash retainer for serving as the Chair of the Audit Committee and, for each other member, a $5,000 annual retainer for serving on the Audit Committee;

•

a $10,000 annual cash retainer for serving as the Chair of the Compensation Committee or the Nominating and Governance Committee and, for each other member, a $2,500 annual cash retainer for serving on the Compensation Committee or the Nominating and Governance Committee;

•

a $4,000 fee for each regularly-scheduled quarterly and annual meeting of the Board of Directors, Audit Committee or Compensation Committee attended on or prior to October 16, 2006 and a $2,000 fee for each regularly-scheduled quarterly and annual meeting of the Board of Directors, Audit Committee or Compensation Committee attended after October 16, 2006;

•	a $1,500 fee for each special meeting of the Board of Directors, Audit Committee or Compensation Committee attended;

•	an attendance fee for each meeting of the Special Committee as agreed on a project-by-project basis; and,

•

initial and annual grants of stock options priced at fair value on the terms set forth in the Automatic Option Grant Program of our 1995 Plan. Additional grants of stock options may be awarded under the Discretionary Option Grant Program of our 1995 Plan and are typically awarded as part of initial grants.

Under the current provisions of the Automatic Option Grant Program of our 1995 Plan, each person who becomes a non-employee Board member automatically is granted at that time an option for 6,000 shares of common stock. In addition, on the date of the annual stockholders meeting, each individual who continues to serve as a non-employee Board member after such meeting will automatically be granted an option to purchase 4,250 shares of common stock under the 1995 Plan, provided such individual has served as a non-employee Board member for at least six months. Each option will have an exercise price per share equal to 100% of the fair market value per share of our common stock on the option grant date and a maximum term of ten years from the grant date. Each option will be immediately exercisable for all the option shares, but during the vesting period we may repurchase, at the exercise price paid per share, all unvested shares held at the cessation of the director’s Board service. Each option grant will vest, and our repurchase rights will lapse, in three equal annual installments, with the first such installment vesting one year from the option grant date. See “Proposal 2—Approval of Amendment to 1995 Stock Option/Stock Issuance Plan” for a description of the proposed amendment to our 1995 Plan that will restructure the Automatic Option Grant Program for our non-employee Board members and effect certain other changes.

Under the Discretionary Grant Program of our 1995 Plan, our Board of Directors will determine which eligible individuals receive option grants, the time or times when those grants are to be made, the number of shares subject to each such grant, the vesting schedule (if any) to be in effect for the option grant and the maximum term for which any granted option is to remain outstanding. Each granted option will have an exercise priced determined by the Board of Directors but shall in no event be less than 100% of the fair market value of the shares on the grant date. No granted option will have a term in excess of ten years, and the option will generally become exercisable in one or more installments over the specified period of service measured from the vesting commencement date. However, one or more options may be structured so that they will be immediately exercisable for any or all of the option shares. Shares acquired under such options will be subject to repurchase by us, at the exercise price paid per share, if the optionee ceases services with the Company prior to vesting in those shares.

The following table summarizes information related to compensation of non-employee directors during the year ended December 31, 2006:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Stephen P. Bradley	$54,875	$14,272	$14,073	—	—	—	$83,220
Harvey B. Cash	$63,875	$4,473	$9,245	—	—	—	$77,593
Richard L. Clemmer	$49,500	$11,135	$12,535	—	—	—	$73,170
Lloyd G. Waterhouse	$62,000	$14,272	$14,073	—	—	—	$90,345
Jackson L. Wilson, Jr.	$67,625	$14,272	$14,073	—	—	—	$95,970

(1)	This column represents the dollar amount recognized for financial statement reporting purposes with respect to the 2006 fiscal year for the fair value of Restricted Stock Units granted in 2006 as well as prior fiscal years, in accordance with SFAS 123 (R). Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For additional information, refer to Note 10 of the i2 financial statements in the Form 10-K for the year ended December 31, 2006, as filed with the SEC. These amounts reflect the Company’s accounting expense, if no forfeiture was estimated, for these awards, and do not correspond to the actual value that will be recognized by the non-employee directors.
(2)	This column represents the dollar amount recognized for financial statement reporting purposes with respect to the 2006 fiscal year for the fair value of stock options granted to each of the non-employee directors, in 2006 as well as prior fiscal years, in accordance with SFAS 123 (R). Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For additional information on the valuation assumptions with respect to the 2006 grants, refer to Note 10 of the i2 financial statements in the Form 10-K for the year ended December 31, 2006, as filed with the SEC. These amounts reflect the Company’s accounting expense, if no forfeiture was estimated, for these awards, and do not correspond to the actual value that will be recognized by the non-employee directors.

CORPORATE GOVERNANCE

Board Matters

In accordance with the General Corporation Law of the State of Delaware and our Restated Certificate of Incorporation and Amended and Restated Bylaws, our business, property and affairs are managed under the direction of the Board of Directors. Although our directors are not involved in our day-to-day operating details, they are kept informed of our business through oral or written reports and documents provided to them regularly, as well as by operating, financial and other reports presented by our officers at meetings of the Board of Directors and committees of the Board of Directors.

The Board of Directors has determined that the following directors are independent under the listing standards of The NASDAQ Global Market, on which our common stock is listed: Messrs. Bradley, Cash, Clemmer, Waterhouse and Wilson.

Our Board of Directors met five times during 2006. During 2006, each incumbent director, with the exception of Mr. Clemmer, attended at least 75% of the total number of meetings our Board of Directors held during the period for which he has been a director and the total number of meetings held by all committees of our Board of Directors on which he served.

We have a policy of inviting the attendance of directors at annual meetings of stockholders. Messrs. Sidhu and McGrath attended the 2006 annual meeting of stockholders.

Committees of the Board of Directors

The Board of Directors has established a standing Audit Committee, Compensation Committee, Nominating and Governance Committee, Options Committee and Special Committee.

Audit Committee

The Audit Committee is currently composed of Messrs. Wilson (Chairman), Clemmer and Waterhouse. The current members of the Audit Committee are independent as defined by the listing standards of The NASDAQ Global Market, on which our common stock is listed, and as that term is used in Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board of Directors has determined that Mr. Wilson qualifies as an audit committee financial expert, as that term is defined by applicable Securities and Exchange Commission regulations, and has designated Mr. Wilson as the Audit Committee’s financial expert.

The Audit Committee, which until July 18, 2006 included Robert L. Crandall as well as Messrs. Bradley, Cash, Clemmer, Waterhouse and Wilson, met thirteen times in 2006. The Audit Committee has a charter that was approved by our Board of Directors, a copy of which was attached as Exhibit A to our proxy statement for our 2005 annual meeting of stockholders. The oversight functions of the Audit Committee include, among other things:

•	appointing our independent auditor;

•	reviewing the external audit plan and the results of the auditing engagement;

•	reviewing the internal audit plan and the results of the internal audits;

•	ensuring that management has maintained the reliability and integrity of our accounting policies and our financial reporting and disclosure practices;

•	reviewing the independence and performance of our internal audit function and independent registered public accounting firm; and

•	reviewing the adequacy of our system of internal control and compliance with all applicable laws, regulations and corporate policies.

Compensation Committee.

The Compensation Committee is currently composed of Messrs. Cash (Chairman), Bradley and Clemmer. Each is independent as defined by the listing standards of The NASDAQ Global Market, on which our common stock is listed.

The Compensation Committee, which until July 18, 2007 included Robert L. Crandall as well as Messrs. Bradley, Cash, Clemmer, Waterhouse and Wilson, met four times in 2006. The Compensation Committee develops the compensation philosophy and objectives for the Company as a whole, reviews and approves all compensation decisions related to our NEOs and senior executives and generally oversees our compensation programs. See “Executive Compensation and Other Matters—Compensation Discussion and Analysis—The Compensation Committee.”

The full responsibilities of the Compensation Committee are set forth in its charter, a copy of which is attached hereto as Annex B.

Nominating and Governance Committee

The Nominating and Governance Committee is currently composed of Messrs. Bradley (Chairman), Waterhouse and Cash. Each is independent as defined by the listing standards of The NASDAQ Global Market, on which our common stock is listed.

The Nominating and Governance Committee met one time in 2006. The Nominating and Governance Committee is responsible for:

•	establishing criteria for selecting new directors;

•	identifying, screening and recruiting new directors;

•	recommending nominees for director to the Board; and

•	recommending to the Board a set of corporate governance policies for the Company.

The Board considers the recommendations of the Nominating and Governance Committee with respect to the nominations of directors to the Board, but otherwise retains authority over the identification of such nominees. Board candidates are considered based on various criteria, such as their strength of character, mature judgment, career specialization, relevant technical skills, diversity and the extent to which such candidate would fill a present need on the Board. The nominating and governance committee will consider nominees recommended by shareholders. Any shareholder wishing to nominate a candidate for director must follow the procedures for submission of proposals set forth in the sections of this proxy statement entitled “—Submission of Director Nominations” and “Stockholder Proposals.”

The full responsibilities of the Nominating and Governance Committee are set forth in its charter, a copy of which is attached hereto as Annex C.

Options Committee.

The Options Committee is composed of Mr. McGrath. The Options Committee has separate but concurrent authority with the Compensation Committee and the Board of Directors to make discretionary option grants from time to time under the 1995 Plan and the 2001 Plan to eligible employees that are not subject to Section 16 of the Exchange Act.

The Options Committee has the power and authority, with certain limited exceptions, to:

•	select the eligible individuals who are to receive option grants under the 1995 and 2001 Plans;

•

determine the number of shares of common stock subject to each such award (subject to the periodic corporate pool of shares authorized by the Compensation Committee and a limitation of 8,000 shares per individual each calendar year);

•	determine the exercise schedule in effect for each such option issuance; and

•	determine the maximum term for which each option may remain outstanding.

Special Committee.

The Special Committee, currently composed of Messrs. Bradley, Cash, Clemmer, Waterhouse and Wilson, was originally formed by the Board of Directors in February 2004. The Special Committee was created primarily for the purpose of (i) evaluating, negotiating, authorizing and approving the terms and conditions of the settlement of class action and derivative lawsuits against the Company in 2004, including the terms and conditions pursuant to which shares of our common stock would be sold to Mr. Sidhu and a former executive of the Company to fund a portion of such settlement, and (ii) evaluating and recommending to the Board of Directors the authorization and approval of the sale of Series B preferred stock to R2 Investments, LDC in 2004. The Special Committee, which until July 18, 2006 included Robert L. Crandall as well as Messrs. Bradley, Cash, Clemmer, Waterhouse and Wilson, did not meet in 2006.

Compensation Committee Interlocks and Insider Participation.

At different times during 2006, our Compensation Committee included Robert L. Crandall and Messrs. Cash, Bradley, Clemmer, Waterhouse and Wilson. None of the members of the Compensation Committee during 2006 was an officer or employee, or former officer or employee, of the Company or any of our subsidiaries during 2006. No member of the Compensation Committee during 2006 had a relationship requiring disclosure by us under any paragraph of Item 404 of Regulation S-K.

Communication with the Board of Directors

Stockholders may communicate with the Board of Directors by sending a letter to i2 Technologies, Inc. Board of Directors, c/o Office of the General Counsel, One i2 Place, 11701 Luna Road, Dallas, Texas 75234. The Office of the General Counsel will review the correspondence and forward it to the Chair of the appropriate committee or to any individual director or directors to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal, does not reasonably relate to i2 or its business, or is similarly inappropriate. The Office of the General Counsel has the authority to discard or disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications.

Submission of Director Nominations

Stockholders may propose nominees for consideration by the Board of Directors by submitting the names, appropriate biographical information and qualifications in writing to: John Harvey, Vice President, General Counsel and Corporate Secretary, i2 Technologies, Inc., One i2 Place, 11701 Luna Road, Dallas, Texas 75234. In order to be considered for inclusion in the proxy statement and form of proxy for the annual meeting of stockholders to be held in 2008, the name of the proposed nominee and the supporting documentation must be received by our company not less than 120 days nor more than 150 days before the first anniversary of the date of this proxy statement.

Director nomination proposals must be in writing and must include (a) the name and address of the nominating stockholder, and the name and address of the person or persons to be nominated, (b) a representation that the nominating stockholder is a holder of record of stock of our company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, (c) a description of all arrangements or understandings between the nominating stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the nominating stockholder, (d) the nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected, and (e) any information regarding the nominee that is required under Regulation 14A of the Exchange Act to be included in a proxy statement relating to the election of directors. Candidates recommended by our stockholders are evaluated on the same basis as other candidates (other than directors standing for re-election) recommended by our directors, executive officers, third party search firms or other sources.

The minimum qualifications, skills, and attributes that the Board of Directors looks for in nominees may include the following: (a) integrity, competence and judgment essential to effective decision making, (b) ability and willingness to commit the necessary time and energy to prepare for, attend and participate in meetings of the Board and one or more of its standing committees, (c) freedom from other outside involvements that would materially interfere with the individual’s responsibilities as a director of our company, (d) background and experience that complements or supplements the background and experience of other Board members, (e) freedom from interests that would present the appearance of being adverse to, or in conflict with, the interests of our company and (f) a proven record of accomplishment through demonstrated leadership in business, technology, education, government service, finance, manufacturing or other relevant experiences that would tend to enhance Board effectiveness. The ability of a nominee to devote the time and effort necessary to fulfill his or her responsibilities to the Company will also be taken into account.

The evaluation process may include a comprehensive background and reference check, a series of personal interviews by, at a minimum, the Chairman of the Board, and a thorough review by the Board of the nominee’s qualifications and other relevant characteristics, taking into consideration the criteria set forth above.

Director nominees will be recommended for the Board’s selection by a majority of the independent directors in accordance with the listing standards of The NASDAQ Global Market. If the Board of Directors accepts a recommendation for a director nominee, the form of our proxy solicited will include the name of the director nominee.

Code of Business Conduct and Ethics

In June 2003, we adopted a Code of Business Conduct and Ethics. The Code of Business Conduct and Ethics applies to, among others, our Chief Executive Officer and Chief Financial Officer, who is also our principal accounting officer. The full text of the Code of Business Conduct and Ethics is available at our investor relations web site, http://www.i2.com/investor. We intend to disclose any amendment to, or waiver from, a provision of the Code of Business Conduct and Ethics that applies to our Chief Executive Officer or Chief Financial Officer on our investor relations web site.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than 10% of our common stock, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of the forms furnished to us or written representations from the reporting persons that no reports were required, we believe that, during and with respect to 2006, all of our executive officers, directors and greater than 10% beneficial owners complied with all applicable Section 16(a) filing requirements, except that Mr. Pallab Chatterjee inadvertently failed to file on a timely basis a Form 4 for a transaction occurring in October, 2004 and a transaction occurring in December, 2005, but such Form 4 was subsequently filed.

REPORT OF THE AUDIT COMMITTEE

The following is the report of the Audit Committee with respect to our audited financial statements for the fiscal year ended December 31, 2006, included in our Annual Report on Form 10-K for that year.

Pursuant to a written charter adopted by the Board of Directors, the Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. The Audit Committee’s duties and responsibilities are more fully described in its charter, which was attached as Exhibit A to our proxy statement for our 2005 Annual Meeting. Management is responsible for the Company’s financial reporting process, including the systems of internal accounting and financial controls, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America. The Company’s independent registered public accounting firm, Deloitte & Touche LLP, is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on those financial statements based on their audit.

The Audit Committee met ten times in 2006. The oversight functions of the Audit Committee include, among other things, (i) appointing our independent registered public accounting firm, (ii) reviewing the external audit plan and the results of the auditing engagement, (iii) reviewing the internal audit plan and the results of the internal audits, (iv) ensuring that management has maintained the reliability and integrity of our accounting policies and our financial reporting and disclosure practices, (v) reviewing the independence and performance of our internal and external auditors, and (vi) reviewing the adequacy of our system of internal control and compliance with all applicable laws, regulations and corporate policies.

We have met and held discussions with management and Deloitte & Touche LLP. We reviewed and discussed with our management the Company’s audited financial statements for the year ended December 31, 2006. In addition, we discussed with Deloitte & Touche LLP the matters required by Statement on Auditing Standards No. 61, “Communications with Audit Committees.” Also, we have received the written disclosures from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1, and have discussed with Deloitte & Touche LLP its independence from the Company.

Based upon the aforementioned discussions and disclosures, we recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, for filing with the SEC.

Audit Committee:	Jackson L. Wilson, Jr., Chairman Richard L. Clemmer Lloyd G. Waterhouse

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP currently serves as our independent registered public accounting firm and has served in that capacity since May 2002.

In addition to performing the audit of our consolidated financial statements, Deloitte & Touche LLP provided various other services during 2006 and 2005. The aggregate fees billed for 2006 and 2005 for each of the following categories of services are set forth below:

	2006	2005
Audit fees (including review of Quarterly Reports)	$3,140,784	$2,627,227
Audit-related fees (1)	2,250	25,875
Tax fees (2)	385,540	89,000
All other fees (3)	41,255	8,581

	$3,569,829	$2,750,683

(1)	Relates to the filing of the 2006 proxy statement.
(2)	Includes services related to tax compliance and other tax-related consultations.
(3)	Includes fees for miscellaneous accounting consultations.

During 2006 and 2005, we did not engage Deloitte & Touche LLP to provide any professional services related to financial information systems design and implementation.

It is the practice of the Audit Committee to pre-approve all services rendered to us by our independent registered public accounting firm in accordance with applicable legal requirements.

Representatives of Deloitte & Touche LLP will be attending the 2007 Annual Meeting and will be available to respond to questions. We do not anticipate that such representatives will make a statement at the meeting, but they will have the opportunity to make a statement if they desire to do so.

STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act, any stockholder proposals to be considered by us for inclusion in our proxy statement and form of proxy card for our 2008 annual meeting of stockholders, expected to be held in May 2008, must be received by us at our offices in Dallas, Texas, addressed to our Secretary, not later than December 28, 2007 (120 days prior to the first anniversary of this proxy statement). The SEC rules set forth standards as to what stockholder proposals are required to be included in a proxy statement. In addition, our Amended and Restated Bylaws establish an advance notice procedure with regard to stockholder proposals, including stockholder proposals not included in our proxy statement, to be brought before an annual meeting of stockholders. In general, notice must be received by our corporate secretary not less than 120 days nor more than

150 days prior to the first anniversary of the date of this proxy statement and must contain specified information concerning the matters to be brought before the meeting and concerning the stockholder making the proposal. Therefore, to be presented at next year’s annual meeting, stockholder proposals, whether or not submitted for consideration for inclusion in our proxy statement, must be received on or after November 28, 2007 but no later than December 28, 2007. Stockholder proposals must comply with applicable Delaware law, certain rules and regulations promulgated by the SEC and the procedures set forth in our Amended and Restated Bylaws.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

As permitted by the Exchange Act, we may deliver only one copy of this proxy statement to stockholders residing at the same address, unless such stockholders have notified the Company of their desire to receive multiple copies of this proxy statement. Stockholders residing at the same address may request delivery of only one copy of this proxy statement by delivering notice to our Secretary at the offices of the Company set forth on page 1 of this proxy statement. The Company will promptly deliver, upon oral or written request, a separate copy of this proxy statement to any stockholder residing at an address to which only one copy was mailed. Requests for additional copies should also be directed to our Secretary at the offices of the Company set forth on page 1 of this proxy statement.

OTHER MATTERS

Our Board of Directors is not aware of any matter to be presented for action at this meeting other than the matters set forth in this proxy statement. Should any other matter requiring a vote of the stockholders arise, the persons named as proxies on the enclosed proxy card will vote the shares represented thereby in accordance with their best judgment of our interest. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy card, unless marked to the contrary.

By Order of the Board of Directors,

John Harvey

Secretary

April 27, 2007

Annex A

i2 TECHNOLOGIES, INC.

1995 STOCK OPTION/STOCK ISSUANCE PLAN

(As Proposed to be Amended and Restated)

ARTICLE ONE

GENERAL PROVISIONS

All share numbers in this document have been adjusted to reflect the 1-for-25 reverse stock split effective February 16, 2005.

I.	PURPOSE OF THE PLAN

This 1995 Stock Option/Stock Issuance Plan is intended to promote the interests of i2 Technologies, Inc., a Delaware corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

II.	STRUCTURE OF THE PLAN

A. The Plan shall be divided into three separate equity programs:

(i) the Discretionary Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock or stock appreciation rights tied to the value of such Common Stock,

(ii) the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock pursuant to restricted stock awards, restricted stock units or other share right awards which vest upon the completion of a designated service period or the attainment of pre-established performance milestones, or such shares of Common Stock may be issued through direct purchase or as a bonus for services rendered the Corporation (or any Parent or Subsidiary), and

(iii) the Automatic Grant Program under which Eligible Directors shall automatically receive option grants and restricted stock awards at periodic intervals to purchase shares of Common Stock.

B. The provisions of Articles One and Five shall apply to all equity programs under the Plan and shall accordingly govern the interests of all persons under the Plan.

III.	ADMINISTRATION OF THE PLAN

A. The Board or the Primary Committee shall have the authority to administer the Discretionary Grant and Stock Issuance Programs with respect to Section 16 Insiders. Administration of the Discretionary Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board’s discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons.

B. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of the Primary Committee or the Secondary Committee and reassume all powers and authority previously delegated to such committee.

C. The Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options, stock appreciation rights, stock issuances or other stock-based awards thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Grant or Stock Issuance Program under its jurisdiction or any option, stock appreciation right, stock issuance or other stock-based award thereunder.

D. Subject to the express limitations of the Plan, the Plan Administrator shall, within the scope of its administrative authority under the Plan, have full power and authority to structure or otherwise modify any awards made under the Discretionary Grant and Stock Issuance Programs to persons residing in foreign jurisdictions or held by any such persons so as to comply with the applicable laws and regulations of the jurisdictions in which those awards are made or outstanding.

E. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such Committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grant, stock appreciation right, stock issuance or other stock-based award made or granted under the Plan.

F. Administration of the Automatic Grant Program shall be self-executing in accordance with the terms of that program, and the Plan Administrator shall exercise no discretionary functions with respect to option grants made thereunder.

IV.	ELIGIBILITY

A. The persons eligible to participate in the Discretionary Grant and Stock Issuance Programs are as follows:

(i) Employees,

(ii) non-employee members of the Board (or the board of directors of any Parent or Subsidiary), and

(iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

B. The Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority to determine, (i) with respect to the grant of options and stock appreciation rights under the Discretionary Grant Program, which eligible persons are to receive such grants, the time or times when such grants are to be made, the number of shares to be covered by each such grant, the status of a granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each option or stock appreciation right is to become exercisable, the vesting schedule (if any) applicable to the grant and the maximum term for which the grant is to remain outstanding and (ii) with respect to stock issuances or other stock-based awards under the Stock Issuance Program, which eligible persons are to receive such issuances or awards, the time or times when such issuances or awards are to be made, the number of shares subject to each such issuance or award, the vesting schedule (if any) applicable to the shares subject to each such issuance or award and the consideration to be paid for such shares.

C. The Plan Administrator shall have the absolute discretion either to grant options or stock appreciation rights in accordance with the Discretionary Grant Program or to effect stock issuances or other stock-based awards in accordance with the Stock Issuance Program.

D. The individuals eligible to participate in the Automatic Grant Program shall be (i) those individuals who are serving as non-employee Board members on the Automatic Option Grant Program Effective Date or who are first elected or appointed as non-employee Board members after such date, whether through appointment by the

Board or election by the Corporation’s stockholders, and (ii) those individuals who continue to serve as non-employee Board members after one or more Annual Stockholders Meetings held after the Automatic Option Grant Program Effective Date.

V.	STOCK SUBJECT TO THE PLAN

A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 11,814,212 shares. Such authorized share reserve is comprised of (i) the number of shares which remained available for issuance, as of the Plan Effective Date, under the Predecessor Plan as last approved by the Corporation’s stockholders prior to such date, including the shares subject to the outstanding options incorporated into the Plan and any other shares which would have been available for future option grants under the Predecessor Plan, (ii) an increase of 256,504 shares authorized by the Board and approved by the stockholders prior to the Plan Effective Date, (iii) an increase of 640,000 shares authorized by the Board and approved by the stockholders at the 1997 Annual Meeting, (iv) an increase of 1,120,000 shares authorized by the Board on July 1, 1997 and approved by the stockholders at the 1998 Annual Meeting, (v) an increase of 1,920,000 shares authorized by the Board on April 11, 1999 and approved by the stockholders at the 1999 Annual Meeting, (vi) an increase of 3,200,000 shares authorized by the Board on January 14, 2000 and approved by the stockholders at the 2000 Annual Meeting and (vii) increases of 848,506, 865,706, 10,000, 10,000 and 10,000 shares on the first trading day of January 2002, 2003, 2004, 2005 and 2006 respectively, pursuant to the automatic share increase provisions of the Plan.

B. The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of January each calendar year during the term of the Plan, beginning with calendar year 2002, by an amount equal to five percent (5%) of the sum of (i) the total number of shares of Common Stock outstanding on the last trading day in December of the immediately preceding calendar year, plus (ii) the total number of shares of Common Stock repurchased by the Corporation on the open market during the immediately preceding calendar year pursuant to a stock repurchase program. In no event shall any such annual increase exceed (i) 1,600,000 shares of Common Stock or (ii) such lesser number of shares of Common Stock determined by the Board in its discretion.

C. No one person participating in the Plan may receive options, stand-alone stock appreciation rights, direct stock issuances (whether vested or unvested) and other stock-based awards (whether in the form of restricted stock units or other share right awards) for more than 160,000 shares of Common Stock in the aggregate per calendar year. However, the limit shall be 1,000,000 shares for an individual’s initial year of hire.

D. In no event may Incentive Options be granted for more than 10,080,000 shares.

E. Shares of Common Stock subject to outstanding options or other awards made under the Plan shall be available for subsequent issuance under the Plan to the extent the options (including any options incorporated from the Predecessor Plan) or awards expire, terminate or are cancelled for any reason prior to the issuance of shares of Common Stock subject to those options or awards. Unvested shares issued under the Plan (including unvested shares issued under the Predecessor Plan) and subsequently repurchased by the Corporation, at a price per share not greater than the original issue price paid per share, shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance under the Plan. Upon the exercise of any stock appreciation rights under the Plan, the share reserve shall be reduced by the net number of shares of Common Stock actually issued upon such exercise and not by the gross number of shares as to which the stock appreciation right is exercised. Should the exercise price of an option under the Plan be paid with shares of Common Stock, then the authorized reserve of Common Stock under the Plan shall be reduced only by the net number of shares issued under the exercised stock option. Should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or stock appreciation right or the issuance of fully-vested shares under the Stock Issuance Program, then the number of shares of Common Stock available for issuance under the Plan shall be reduced only by the net number of shares issued under the exercised stock option or stock appreciation right or the net number of fully-vested shares issued under the Stock Issuance Program. Such withholding shall in effect be treated under the Plan as a cash bonus, payable directly to the applicable taxing authorities on behalf of the individual concerned, in an amount equal to the Fair Market Value of the withheld shares, and shall not be treated as an issuance and immediate repurchase of those shares.

F. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, equitable adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities by which the share reserve is to increase automatically each calendar year pursuant to the provisions of Section V.B. of this Article One, (iii) the maximum number and/or class of securities for which Incentive Options may be granted under the Plan, (iv) the number and/or class of securities for which any one person may be granted options, stand-alone stock appreciation rights, direct stock issuances and other stock-based awards per calendar year, (v) the number and/or class of securities for which automatic option grants are to be subsequently made per Eligible Director under the Automatic Option Grant Program, (vi) the number and/or class of securities and the exercise or base price per share in effect under each outstanding option (including any option incorporated from the Predecessor Plan) or stock appreciation right and (vii) the number and/or class of securities subject to each outstanding restricted stock unit or other stock-based award under the Plan and the issue price (if any) payable per share. Such adjustments shall be made by the Plan Administrator in such manner as the Plan Administrator deems appropriate in order to preclude the enlargement or dilution of rights and benefits thereunder, and those adjustments shall be final, binding and conclusive.

ARTICLE TWO

DISCRETIONARY GRANT PROGRAM

I.	OPTION TERMS

Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

A. Exercise Price.

1. The exercise price per share shall be fixed by the Plan Administrator but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the option grant date.

2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Five and the documents evidencing the option, be payable in one or more of the forms specified below:

(i) cash or check made payable to the Corporation,

(ii) shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

(iii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to (a) a brokerage firm (specified by the Plan Administrator if the Plan Administrator so determines) to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

B. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

C. Effect of Termination of Service.

1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

(i) Any option outstanding at the time of the Optionee’s cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

(ii) Any option held by the Optionee at the time of death and exercisable in whole or in part at that time may be subsequently exercised by the personal representative of the Optionee’s estate or by the person or persons to whom the option is transferred pursuant to the Optionee’s will or in accordance with the laws of descent and distribution, or by the Optionee’s designated beneficiary or beneficiaries (if any) of that option.

(iii) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is at that time exercisable. No additional shares shall vest under the option following the Optionee’s cessation of Service, except to the extent (if any) specifically authorized by the Plan Administrator in its sole discretion pursuant to an express written agreement with Optionee. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any shares for which the option has not been exercised.

(iv) Should the Optionee’s Service be terminated for Misconduct or should the Optionee otherwise engage in Misconduct while holding one or more options, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

2. The Plan Administrator shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

(i) extend the period of time for which the option is to remain exercisable following the Optionee’s cessation of Service from the period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term,

(ii) include an automatic extension provision whereby the specified post-Service exercise period in effect for any option granted under this Article Two shall automatically be extended by an additional period of time equal in duration to any interval within the specified post-Service exercise period during which the exercise of that option or the immediate sale of the shares acquired under such option could not be effected in compliance with applicable federal and state securities laws, but in no event shall such an extension result in the continuation of such option beyond the expiration date of the term of that option, and/or

(iii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee’s cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

D. Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

E. Repurchase Rights. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while any of the shares purchased under those options remain unvested, the Corporation shall have the right to repurchase any or all of those unvested shares at a price per share equal to the lower of (i) the exercise price paid per share or (ii) the Fair Market Value per share of Common Stock at the time of the Optionee’s cessation of Service. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

F. Limited Transferability of Options. During the lifetime of the Optionee, the option shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee’s death. Non-Statutory Options may, to the extent permitted by the Plan Administrator, be assigned in whole or in part during the Optionee’s lifetime to one or more members of the Optionee’s Immediate Family or to a trust established exclusively for the Optionee and/or one or more members of such Immediate Family. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. Notwithstanding the foregoing, the Optionee may, to the extent permitted by the Plan Administrator, also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Two, and the options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee’s death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee’s death.

II.    INCENTIVE OPTIONS

The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Five shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

A. Eligibility. Incentive Options may only be granted to Employees.

B. Exercise Price. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

C. Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

D. 10% Stockholder. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

III.    STOCK APPRECIATION RIGHTS

A. Authority. The Plan Administrator shall have full power and authority, exercisable in its sole discretion, to grant stock appreciation rights in accordance with this Section III to selected Optionees or other individuals eligible to receive option grants under the Discretionary Grant Program.

B. Types. Three types of stock appreciation rights shall be authorized for issuance under this Section III: (i) tandem stock appreciation rights (“Tandem Rights”), (ii) stand-alone stock appreciation rights (“Stand-alone Rights”) and (iii) limited stock appreciation rights (“Limited Rights”).

C. Tandem Rights. The following terms and conditions shall govern the grant and exercise of Tandem Rights.

1. One or more Optionees may be granted a Tandem Right, exercisable upon such terms and conditions as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock or the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (i) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate exercise price payable for such vested shares. To the extent an option is surrendered as to one or more shares of Common Stock subject thereto pursuant to the exercise of the Tandem Right, the option shall be cancelled with respect to those shares and shall no longer be exercisable for those shares.

2. No such option surrender shall be effective unless it is approved by the Plan Administrator, either at the time of the actual option surrender or at any earlier time. If the surrender is so approved, then the distribution to which the Optionee shall accordingly become entitled under this Section III may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

3. If the surrender of an option is not approved by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (i) five (5) business days after the receipt of the rejection notice or (ii) the last day on which the option is otherwise exercisable in accordance with the terms of the instrument evidencing such option, but in no event may such rights be exercised more than ten (10) years after the date of the option grant.

D. Stand-Alone Rights. The following terms and conditions shall govern the grant and exercise of Stand-alone Rights under this Article Two:

1. One or more individuals eligible to participate in the Discretionary Grant Program may be granted a Stand-alone Right not tied to any underlying option under this Discretionary Grant Program. The Stand-alone Right shall relate to a specified number of shares of Common Stock and shall be exercisable upon such terms and conditions as the Plan Administrator may establish. In no event, however, may the Stand-alone Right have a maximum term in excess of ten (10) years measured from the grant date. Upon exercise of the Stand-alone Right, the holder shall be entitled to receive a distribution from the Corporation in an amount equal to the excess of (i) the aggregate Fair Market Value (on the exercise date) of the shares of Common Stock underlying the exercised right over (ii) the aggregate base price in effect for those shares.

2. The number of shares of Common Stock underlying each Stand-alone Right and the base price in effect for those shares shall be determined by the Plan Administrator in its sole discretion at the time the Stand-alone Right is granted. In no event, however, may the base price per share be less than the Fair Market Value per underlying share of Common Stock on the grant date. In the event outstanding Stand-alone Rights are to be assumed in connection with a Change in Control transaction or otherwise continued in effect, the shares of Common Stock underlying each such Stand-alone Right shall be adjusted immediately after such Change in Control so as to apply to the number and class of securities into which those shares of Common Stock would have been converted in consummation of such Change in Control had those shares actually been outstanding at that time. Appropriate adjustments to reflect such Change in Control shall also be made to the base price per share in effect under each outstanding Stand-alone Right, provided the aggregate base price shall remain the same. To the extent the actual holders of the Corporation’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption or continuation of the outstanding Stand-alone Rights, substitute, for the securities underlying those rights, one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in the Change in Control transaction.

3. Stand-alone Rights shall be subject to the same transferability restrictions applicable to Non-Statutory Options. In addition, the Plan Administrator may, in its discretion, permit the holder of a Stand-alone Right to designate one or more beneficiaries for that Stand-alone Right in accordance with substantially the same terms and provisions as set forth in Section I.F. of this Article Two.

4. The distribution with respect to an exercised Stand-alone Right may be made in shares of Common Stock valued at Fair Market Value on the exercise date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

5. The holder of a Stand-alone Right shall have no stockholder rights with respect to the shares subject to the Stand-alone Right unless and until such person shall have exercised the Stand-alone Right and become a holder of record of the shares of Common Stock issued upon the exercise of such Stand-alone Right.

E. Limited Rights. The following terms and conditions shall govern the grant and exercise of Limited Rights under this Article Two:

1. One or more Section 16 Insiders may, in the Plan Administrator’s sole discretion, be granted Limited Rights with respect to their outstanding options under this Article Two.

2. Upon the occurrence of a Hostile Tender Offer, the Section 16 Insider shall have the unconditional right (exercisable for a thirty (30)-day period following such Hostile Tender Offer) to surrender each option with such a Limited Right to the Corporation. The Section 16 Insider shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Tender Offer Price of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate exercise price payable for those vested shares. Such cash distribution shall be made within five (5) days following the option surrender date.

3. The Plan Administrator shall pre-approve, at the time such Limited Right is granted, the subsequent exercise of that right in accordance with the terms of the grant and the provisions of this Section III. No additional approval of the Plan Administrator or the Board shall be required at the time of the actual option surrender and cash distribution. Any unsurrendered portion of the option shall continue to remain outstanding and become exercisable in accordance with the terms of the instrument evidencing such grant.

F. Post-Service Exercise. The provisions governing the exercise of Tandem, Stand-alone and Limited Stock Appreciation Rights following the cessation of the recipient’s Service shall be substantially the same as those set forth in Section I.C. of this Article Two for the options granted under the Discretionary Grant Program, and the Plan Administrator’s discretionary authority under Section I.C.2. of this Article Two shall also extend to any outstanding Tandem, Stand-alone or Limited Stock Appreciation Rights.

IV.    CHANGE IN CONTROL/HOSTILE TAKE-OVER

A. In the event of any Change in Control, each outstanding option or stock appreciation right shall automatically accelerate so that each such option or stock appreciation right shall, immediately prior to the effective date of the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to such option or stock appreciation right and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option or stock appreciation right shall not so accelerate if and to the extent: (i) such option or stock appreciation right is, in connection with the Change in Control, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable option or stock appreciation right to purchase shares of the capital stock of the successor corporation (or parent thereof) or is otherwise to continue in full force and effect pursuant to the terms of the Change in Control, (ii) such option or stock appreciation right is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested shares subject to the option or stock appreciation right at the time of the Change in Control and provides for subsequent payout in accordance with the same vesting schedule applicable to those shares or (iii) the acceleration of such option or stock appreciation right is subject to other limitations imposed by the Plan Administrator at the time of the grant. The determination of option or stock appreciation right comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) or otherwise to continue in full force and effect pursuant to the terms of the Change in Control or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

C. Immediately following the consummation of the Change in Control, all outstanding options or stock appreciation rights shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control.

D. Each option which is assumed in connection with a Change in Control or otherwise continued in effect shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments shall also be made to (i) the number and/or class of securities available for issuance under the Plan following the consummation of such Change in Control, (ii) the maximum number and/or class of securities for which any one person may be granted options, stand-alone stock appreciation rights, direct stock issuances and other stock-based awards under the Plan per calendar year and (iii) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same. To the extent the actual holders of the Corporation’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption or continuation of the outstanding options under the Discretionary Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control transaction.

E. The Plan Administrator shall have the discretionary authority to structure one or more outstanding options or stock appreciation rights under the Discretionary Grant Program so that those options or stock appreciation rights shall, immediately prior to the effective date of a Change in Control, vest and become exercisable as to all the shares of Common Stock at the time subject to those options or stock appreciation rights and may be exercised as to any or all of those shares as fully vested shares of Common Stock, whether or not those options or stock appreciation rights are to be assumed or replaced in the Change in Control transaction or otherwise continued in effect. In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation’s repurchase rights under the Discretionary Grant Program so that those rights shall immediately terminate upon the consummation of the Change in Control transaction, and the shares subject to those terminated rights shall thereupon vest in full.

F. The Plan Administrator shall have full power and authority to structure one or more outstanding options or stock appreciation rights under the Discretionary Grant Program so that those options or stock appreciation rights shall vest and become exercisable for all the shares of Common Stock at the time subject to those options or stock appreciation rights in the event the Optionee’s Service is subsequently terminated by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control in which those options or stock appreciation rights are assumed or otherwise continued and do not otherwise accelerate. Unless otherwise determined by the Plan Administrator, any options or stock appreciation rights so accelerated shall remain exercisable for fully vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may structure one or more of the Corporation’s repurchase rights so that those rights shall immediately terminate with respect to any shares held by the Optionee at the time of his or her Involuntary Termination, and the shares subject to those terminated repurchase rights shall accordingly vest in full at that time.

G. The Plan Administrator shall have the discretion, exercisable either at the time the option or stock appreciation right is granted or at any time while the option or stock appreciation right remains outstanding, to (i) provide for the automatic acceleration of one or more outstanding options or stock appreciation rights (and the automatic termination of one or more outstanding repurchase rights with the immediate vesting of the shares of Common Stock subject to those rights) upon the occurrence of a Hostile Take-Over or (ii) condition any such option acceleration (and the termination of any outstanding repurchase rights) upon the subsequent Involuntary Termination of the Optionee’s Service within a specified period following the effective date of such Hostile Take-Over. Unless otherwise determined by the Plan Administrator, any options or stock appreciation rights accelerated in connection with a Hostile Take-Over shall remain fully exercisable until the expiration or sooner termination of the option term.

H. The portion of any Incentive Option accelerated in connection with a Change in Control or Hostile Take-Over shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

I. The grant of options or stock appreciation rights under the Discretionary Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

V.    EXCHANGE/REPRICING OF OPTIONS AND STOCK APPRECIATION RIGHTS

A. The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the holders of the affected option or stock appreciation right, the cancellation of any or all outstanding options or stock appreciation rights under the Discretionary Grant Program (including outstanding options incorporated from the Predecessor Plan) and to grant in substitution one or more new options or stock appreciation rights covering the same or different number of shares of Common Stock but with an exercise or base price per share based on the Fair Market Value per share of Common Stock on the new grant date or for consideration payable in cash or equity securities of the Corporation.

B. The Plan Administrator shall also have the authority, exercisable at any time and from time to time, with the consent of the affected holders, to reduce the exercise or base price of one or more outstanding options or stock appreciation rights to a price not less than the then current Fair Market Value per share of Common Stock or issue new options or stock appreciation rights with a lower exercise or base price in immediate cancellation of outstanding stock options or stock appreciation rights with a higher exercise or base price.

ARTICLE THREE

STOCK ISSUANCE PROGRAM

I.    STOCK ISSUANCE TERMS

Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to restricted stock unit or share right awards which entitle the recipients to receive the shares of Common Stock subject to those awards upon the attainment of designated performance goals or the satisfaction of specified Service requirements or upon the expiration of a designated time period following the vesting of those awards.

A. Purchase Price.

1. The purchase price per share shall be fixed by the Plan Administrator, but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the stock issuance date.

2. Subject to the provisions of Section I of Article Five, shares of Common Stock may be issued under the Stock Issuance Program for one or more of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

(i) cash or check made payable to the Corporation,

(ii) past services rendered to the Corporation (or any Parent or Subsidiary), or

(iii) any other valid consideration under the Delaware General Corporation Law.

B. Vesting Provisions

1. Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant’s period of Service or upon attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program, namely:

(i) the Service period to be completed by the Participant or the performance objectives to be attained,

(ii) the number of installments in which the shares are to vest,

(iii) the interval or intervals (if any) which are to lapse between installments, and

(iv) the effect which death, Permanent Disability or other event designated by the Plan Administrator is to have upon the vesting schedule, shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to restricted stock unit or share right awards which entitle the recipients to receive the shares of Common Stock subject to those awards upon the attainment of designated performance goals or the satisfaction of specified Service requirements or upon the expiration of a designated time period following the vesting of those awards, including (without limitation) a deferred distribution date following the termination of the Participant’s Service.

2. The Plan Administrator shall also have the discretionary authority, consistent with Code Section 162(m), to structure one or more stock issuances or restricted stock unit or share right awards so that the shares of Common Stock subject to those issuances or awards shall vest (or vest and become issuable) upon the achievement of certain pre-established corporate performance goals based on one or more of the following criteria: (1) return on total stockholder equity; (2) earnings per share of Common Stock; (3) net income (before or after taxes); (4) earnings before interest, taxes, depreciation and amortization; (5) sales or revenue targets; (6) return on assets, capital or investment; (7) market share; (8) cost reduction goals; (9) budget comparisons; (10) measures of customer satisfaction; (11) any combination of, or a specified increase in, any of the foregoing; (12) implementation or completion of projects or processes strategic or critical to the Corporation’s business operations; and (13) the formation of joint ventures, research or development collaborations, or the completion of other corporate transactions intended to enhance the Corporation’s revenue or profitability or expand its customer base. In addition, any of the foregoing listed performance goals may be based upon the attainment of specified levels of the Corporation’s performance under one or more of the measures described above relative to the performance of other entities and may also be based on the performance of any of the Corporation’s business units or divisions or any Parent or Subsidiary. Performance goals may include a minimum threshold level of performance below which no award will be earned, levels of performance at which specified portions of an award will be earned and a maximum level of performance at which an award will be fully earned. The Plan Administrator shall have complete discretion, in setting any performance targets based on revenue, income, earnings or similar financial measures, to exclude any item or items deemed by the Plan Administrator to be extraordinary or unusual in nature and not incurred or realized in the ordinary course of business.

3. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant’s unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant’s unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

4. The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant’s interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares. The Participant shall not have any stockholder rights with respect to the shares of Common Stock subject to a restricted stock unit or share right award until that award vests and the shares of Common Stock are actually issued thereunder. However, dividend-equivalent units may be paid or credited, either in cash or in actual or phantom shares of Common Stock, on outstanding restricted stock unit or share right awards, subject to such terms and conditions as the Plan Administrator may deem appropriate.

5. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant’s purchase-money indebtedness), the Corporation shall repay to the Participant the lower of (i) the cash consideration paid for the surrendered shares or (ii) the Fair Market Value of those shares at the time of cancellation and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered shares.

6. The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the cessation of the Participant’s Service or the non-completion of the vesting schedule applicable to such shares. Such waiver shall result in the immediate vesting of the Participant’s interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant’s cessation of Service or the attainment or non-attainment of the applicable performance objectives. However, no vesting requirements tied to the attainment of performance objectives may be waived with respect to shares which were intended at the time of issuance to qualify as performance-based compensation under Code Section 162(m).

7. Outstanding restricted stock unit or share right awards under the Stock Issuance Program shall automatically terminate, and no shares of Common Stock shall actually be issued in satisfaction of those awards, if the performance goals or Service requirements established for such awards are not attained or satisfied. The Plan Administrator, however, shall have the discretionary authority to issue vested shares of Common Stock under one or more outstanding awards as to which the designated performance goals or Service requirements have not been attained or satisfied. However, no vesting requirements tied to the attainment of performance goals may be waived with respect to awards which were intended, at the time those awards were granted, to qualify as performance-based compensation under Code Section 162(m).

II.    CHANGE IN CONTROL/HOSTILE TAKE-OVER

A. All of the outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control, except to the extent (i) those repurchase rights are assigned to the successor corporation (or parent thereof) or are otherwise to continue in full force and effect pursuant to the terms of the Change in Control or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

B. Each outstanding restricted stock unit or share right award assumed in connection with a Change in Control or otherwise continued in effect shall be adjusted immediately after the consummation of that Change in Control so as to apply to the number and class of securities into which the shares of Common Stock subject to the award immediately prior to the Change in Control would have been converted in consummation of such Change in Control had those shares actually been outstanding at that time. To the extent the actual holders of the Corporation’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption or continuation of the outstanding restricted stock unit or share right awards, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control transaction. If any such restricted stock unit or share right award is not so assumed or otherwise continued in effect, such award shall vest and become issuable immediately prior to the consummation of the Change in Control.

C. The Plan Administrator shall have the discretionary authority to structure one or more unvested stock issuances or one or more restricted stock unit or share right awards under the Stock Issuance Program so that the shares of Common Stock subject to those issuances or awards shall automatically vest (or vest and become issuable) in whole or in part immediately upon the occurrence of the Change in Control or upon the subsequent termination of the Participant’s Service by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of that Change in Control.

D. The Plan Administrator shall also have the discretionary authority to structure one or more unvested stock issuances or one or more restricted stock unit or share right awards under the Stock Issuance Program so that the shares of Common Stock subject to those issuances or awards shall automatically vest (or vest and become issuable) in whole or in part immediately upon the occurrence of a Hostile Take-Over or upon the subsequent termination of the Participant’s Service by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of that Hostile Take-Over.

E. The Plan Administrator’s authority under Paragraphs C and D of this Section II shall also extend to any stock issuances, restricted stock units or other share right awards intended to qualify as performance-based compensation under Code Section 162(m), even though the automatic vesting of those issuances, units or awards pursuant to Paragraph C or D of this Section II may result in their loss of performance-based status under Code Section 162(m).

III.    SHARE ESCROW/LEGENDS

Unvested shares may, in the Plan Administrator’s discretion, be held in escrow by the Corporation until the Participant’s interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

ARTICLE FOUR

AUTOMATIC GRANT PROGRAM

I.	TERMS

The Automatic Grant Program was amended on July 17, 2006, subject to stockholder approval at the 2007 Annual Stockholders Meeting. All options outstanding under the Automatic Option Grant Program on July 17, 2006, shall continue in full force and effect in accordance with the existing terms of those options. The terms below shall apply only to awards under this Amended Article Four.

A. Grant Dates. Grants shall be made on the dates specified below:

1. Each Eligible Director who is first elected or appointed as a non-employee Board member on or after May 29, 2007, shall automatically be granted on the date of such election or appointment (as the case may be) an award with a value equal to $175,000. Fifty percent (50%) of such value (or $87,500) shall be in the form of an option grant and the remaining fifty percent (50%) of the value (or $87,500) shall be in the form of a restricted stock award.

2. On the date of each Annual Stockholders Meeting, beginning with the 2007 Annual Meeting, each individual who is to continue to serve as an Eligible Director after such meeting, shall automatically be granted, whether or not such individual is standing for re-election as a Board member at that Annual Meeting, an award with a value equal to $125,000 provided such individual has served as a non-employee Board member for at least six (6) months prior to the date of such Annual Meeting. Fifty percent (50%) of such value (or $62,500) shall be in the form of an option grant and the remaining fifty percent (50%) of the value (or $62,500) shall be in the form of a restricted stock award.

For purposes of determining the automatic awards, the value of an option shall be determined as of the grant date of the option using the Black-Scholes model as calculated by the Plan Administrator, and the value of the restricted stock award shall be determined based on the Fair Market Value per share of Common Stock on the grant date of the award with any fractional share equaling one share.

B. Exercise Price.

1. The exercise price per share for each option shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

2. The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

C. Option Term. Each option shall have a term of ten (10) years measured from the option grant date.

D. Exercise and Vesting of Options. Each option shall be immediately exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee’s cessation of Board service prior to vesting in those shares. Each option grant, whether an initial or an annual grant, shall vest, and the Corporation’s repurchase right shall lapse, in a series of three (3) equal and successive annual installments over the Optionee’s period of continued service as a Board member, with the first such installment to vest upon the Optionee’s completion of one (1) year of Board service measured from the option grant date.

E. Vesting of Restricted Stock Award. Each restricted stock award shall vest with respect to one-third of the shares upon the Eligible Director’s completion of one (1) year of Board service measured from the restricted stock award grant date and with respect to the remaining two-thirds of the shares upon the Eligible Director’s completion of two (2) years of Board service measured from the restricted stock award grant date. However, should the Eligible Director cease to serve as a Board member by reason of death or Permanent Disability, then all unvested shares at the time subject to the restricted stock award shall immediately vest.

F. Effect of Termination of Board Service.

1. The following provisions shall govern the exercise of any options held by the Optionee at the time the Optionee ceases to serve as a Board member:

(i) The Optionee (or, in the event of Optionee’s death, the personal representative of the Optionee’s estate or the person or persons to whom the option is transferred pursuant to the Optionee’s will or in accordance with the laws of descent and distribution) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise each such option.

(ii) During the twelve (12)-month exercise period, the option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the option is exercisable at the time of the Optionee’s cessation of Board service.

(iii) Should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for all or any portion of such shares as fully-vested shares of Common Stock.

(iv) In no event shall the option remain exercisable after the expiration of the option term. Upon the expiration of the twelve (12)-month exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee’s cessation of Board service, terminate and cease to be outstanding to the extent it is not exercisable for vested shares on the date of such cessation of Board service.

2. Upon the Eligible Director’s termination of Board service, any unvested shares subject to any restricted stock award shall be forfeited.

II.	CHANGE IN CONTROL/HOSTILE TAKE-OVER

A. In the event of any Change in Control, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Immediately following the consummation of the Change in Control, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction.

B. In the event of any Change in Control, any unvested shares subject to each restricted stock award shall immediately vest in full.

C. In the event of a Hostile Take-Over, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Hostile Take-Over, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Each such option shall remain exercisable for such fully-vested option shares until the expiration or sooner termination of the option term or the surrender of the option in connection with a Hostile Take-Over. In addition, in the event of a Hostile Take-Over, any unvested shares subject to each restricted stock award shall immediately vest in full.

D. Upon the occurrence of a Hostile Tender Offer, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each of his or her outstanding automatic options. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Tender Offer Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board shall be required in connection with such option surrender and cash distribution.

E. The grant of awards under the Automatic Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

III.	REMAINING TERMS

The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Grant Program.

ARTICLE FIVE

MISCELLANEOUS

I.	FINANCING

A. The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price for shares issued under the Stock Issuance Program by delivering a promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. Promissory notes may be authorized with or without security or collateral. In all events, the maximum credit available to the Optionee or Participant may not exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

B. The Plan Administrator may, in its discretion, determine that one or more such promissory notes shall be subject to forgiveness by the Corporation in whole or in part upon such terms as the Plan Administrator may deem appropriate.

II.	TAX WITHHOLDING

A. The Corporation’s obligation to deliver shares of Common Stock upon the exercise of options or stock appreciation rights or upon the issuance or vesting of shares under the Plan shall be subject to the satisfaction of all applicable income and employment tax withholding requirements. The Corporation shall also make appropriate arrangements to satisfy all applicable foreign tax withholding requirements which may be imposed in connection with the grant or exercise of options or stock appreciation rights under the Plan or the issuance or vesting of shares of Common Stock under the Plan.

B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options stock appreciation rights, restricted stock units or any other share right awards pursuant to which vested shares of Common Stock are to be issued under the Plan and any or all Participants to whom vested or unvested shares of Common Stock are issued in a direct issuance under the Stock Issuance Program with the right to use shares of Common Stock in satisfaction of all or part of the Taxes to which such holders may become subject in connection with the exercise of their options or stock appreciation rights, the issuance to them of vested shares or the subsequent vesting of unvested shares issued to them. Such right may be provided to any such holder in either or both of the following formats:

(i) Stock Withholding: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or stock appreciation right or upon the issuance of fully vested shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder. The shares of Common Stock so withheld shall not reduce the number of shares of Common Stock authorized for issuance under the Plan.

(ii) Stock Delivery: The election to deliver to the Corporation, at the time the Non-Statutory Option or stock appreciation rights is exercised, the vested shares are issued or the unvested shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with such exercise, share issuance or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder. The shares of Common Stock so delivered shall not be added to the shares of Common Stock authorized for issuance under the Plan.

III.	EFFECTIVE DATE AND TERM OF THE PLAN

A. The Discretionary Grant and Stock Issuance Programs became effective on the Plan Effective Date. The Automatic Option Grant Program became effective on the Automatic Option Grant Program Effective Date, and the initial options under the Automatic Option Grant Program were made to the Eligible Directors at that time. The Plan was approved by the Corporation’s stockholders in September 1995.

B. On May 11, 1996, the Board adopted an amendment (the “1996 Amendment”) which (i) imposed a maximum limit, for purposes of Section 162(m) of the Code, on the number of shares for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances per calendar year under the Plan and (ii) increased the number of shares of Common Stock issuable under the Plan by an additional 640,000 shares. The 1996 Amendment became effective immediately upon adoption by the Board and was approved by the Corporation’s stockholders at the 1997 Annual Meeting.

C. On July 1, 1997, the Board amended the Plan to increase the number of shares of Common Stock available for issuance under the Plan by 1,120,000 shares (the “1997 Amendment”). The 1997 Amendment was approved by the Stockholders at the 1998 Annual Meeting.

D. The Plan was amended and restated on April 13, 1998 (the “1998 Amendment”) to effect the following changes: (i) render the non-employee Board members who serve as the Plan Administrator eligible to receive option grants and direct stock issuances under the Discretionary Grant and Stock Issuance Programs, (ii) eliminate certain restrictions on the eligibility of non-employee Board members to serve as Plan Administrator, (iii) allow shares issued under the Plan and subsequently reacquired by the Corporation to be added back to the share reserve available for future issuance under the Plan and (iv) effect a series of technical changes to the provisions of the Plan (including the stockholder approval requirements) in order to take advantage of the amendments to Rule 16b-3 of the Securities and Exchange Commission which exempt certain officer and director transactions under the Plan from the short-swing liability provisions of the Federal securities laws. The 1998 Amendment was approved by the stockholders at the 1998 annual meeting.

E. The Plan was amended and restated on April 11, 1999 (the “1999 Amendment”) to (i) increase the number of shares of Common Stock issuable under the Plan by 1,920,000 shares, subject to stockholder approval at the 1999 Annual Meeting and (ii) give the Plan Administrator the discretion to provide a holder of a Non-Statutory Option or unvested shares of Common Stock the right to use shares of Common Stock only with respect to the withholding tax requirements applicable in connection with the exercise of such option or the vesting of such shares. The 1999 Amendment was approved by the stockholders at the 1999 Annual Meeting.

F. On January 14, 2000, the Board amended the Plan to increase the number of shares of Common Stock available for issuance under the Plan by 3,200,000 shares (the “2000 Amendment”). The 2000 Amendment was approved by the stockholders at the 2000 Meeting.

G. On January 16, 2001, the Board amended the Plan to provide the Plan Administrator with the discretionary authority to (i) structure options so that those options would become exercisable upon an Optionee’s Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control in which those options are assumed and do not otherwise accelerate and (ii) structure repurchase rights under the Discretionary Grant and Stock Issuance Program so that those repurchase rights lapse upon Optionee’s (or Participant’s) Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control in which those repurchase rights are assigned to the successor entity (or parent thereof).

H. On March 4, 2001, the Board amended the Plan to implement an automatic share increase feature pursuant to which the number of shares of Common Stock available for issuance under the Plan will automatically increase on the first trading day in January each calendar year during the term of the Plan, beginning with the 2002 calendar year, by an amount equal to five percent (5%) of the sum of (i) the total number of shares of Common Stock outstanding on the last trading day of December in the immediately preceding calendar year, plus (ii) the total number of shares of Common Stock repurchased by the Corporation on the open market during the immediately preceding calendar year pursuant to a stock repurchase program. In no event shall any such annual increase exceed (i) 1,600,000 shares of Common Stock or (ii) such lesser number of shares of Common Stock determined by the Board in its discretion. On April 12, 2001, the Board amended the Plan to extend the latest date that the Plan will terminate from September 20, 2005 to April 11, 2011. The amendments were approved by the stockholders at the 2001 Annual Meeting.

I. On October 18, 2004, the Plan was amended and restated by the Board, subject to stockholder approval at the 2004 Annual Meeting, to effect the following changes: (i) expand the types of stock-based awards available under the Plan so as to include stock appreciation rights and restricted stock units and other stock-based awards which vest and become payable either upon the attainment of designated performance goals or the satisfaction of specified service requirements or upon the expiration of a designated time period following such vesting events, including (without limitation) a deferred distribution date following the termination of the individual’s service with the Corporation, (ii) increase the number of shares for which options, stand-alone stock appreciation rights, direct stock issuances and other stock-based awards may be granted to any one person in his initial year of hire to 280,000 shares, (iii) implement a limit on the number of shares of Common Stock for which Incentive Options may be granted under the Plan, (iv) designate a series of performance criteria that the Plan Administrator may utilize in establishing specific targets to be attained as a condition to the vesting of one or more stock issuances or other stock-based awards under the Plan to qualify the compensation attributable to those awards as performance-based compensation for Code Section 162(m) purposes, (v) provide for the acceleration of options and other awards in the event of a change in control effected through a tender offer to the stockholders, (vi) grant the Plan Administrator authority to cancel options in exchange for cash or securities of the Corporation, (vii) extend term of the Plan to October 14, 2014, (viii) bring the provisions of the Plan into compliance with recent changes in the Nasdaq requirements for listed companies and the Treasury regulations applicable to plans under which incentive stock options may be granted and (ix) effect a series of additional revisions to facilitate plan administration and to establish net counting provisions so that the share reserve is reduced only by the actual number of shares issued under the amended Plan, and not by the gross number of shares subject to awards made thereunder. The foregoing changes shall be effective as to all awards made under the Plan on or after December 16, 2004.

J. On April 18, 2005, the Board amended the Plan, subject to stockholder approval, to increase the number of shares of Common Stock for which any one individual may receive options, stand-alone stock appreciation rights, direct stock issuances, and other stock-based awards in the individual’s initial year of Service to 1,000,000. On April 22, 2005, the Board amended the Plan, subject to stockholder approval, to increase the initial option grant to 6,000 shares, and the annual grant to 4,250 shares, and to reduce the vesting period under the Automatic Option Grant Program. These amendments were approved by the stockholders at the 2005 Annual Meeting.

K. On April 16, 2007, the Board amended the Plan, subject to stockholder approval at the 2007 Annual Meeting, to effect a change in the awards made under the Automatic Grant Program.

L. The Plan shall serve as the successor to the Predecessor Plan, and no further option grants shall be made under the Predecessor Plan after the Plan Effective Date. All options outstanding under the Predecessor Plan as of such date were incorporated into the Plan and treated as outstanding options under the Plan. However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Common Stock.

M. One or more provisions of the Plan, including (without limitation) the option/vesting acceleration provisions of Article Two relating to Changes in Control, may, in the Plan Administrator’s discretion, be extended to one or more outstanding options (including, without limitation, options incorporated from the Predecessor Plan) which do not otherwise contain such provisions.

N. The Plan shall terminate upon the earliest of (i) October 14, 2014, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully vested shares or (iii) the termination of all outstanding options, stock appreciation rights, restricted stock units and other share right awards in connection with a Change in Control. Upon such Plan termination, all options, stock appreciation rights, restricted stock units and other share right awards outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such options, grants, issuances or awards.

IV.	AMENDMENT OF THE PLAN

A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to options, stock appreciation rights, unvested stock issuances or other stock-based awards at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

B. Options and stock appreciation rights to purchase shares of Common Stock may be granted under the Discretionary Grant Program and stock-based awards may be made under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs are held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is required and is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options or stock appreciation rights or other stock-based awards granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

V.	USE OF PROCEEDS

Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

VI.	REGULATORY APPROVALS

The implementation of the Plan, the granting of any option or stock appreciation right or other stock-based award under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any option or stock appreciation right or (ii) pursuant to an award under the Stock Issuance Program shall be subject to the Corporation’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options, stock appreciation rights or other stock-based awards granted under it and the shares of Common Stock issued pursuant to it. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of securities laws and any applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

VII. NO	EMPLOYMENT/SERVICE RIGHTS

Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person’s Service at any time for any reason, with or without cause.

APPENDIX

The following definitions shall be in effect under the Plan:

A. Automatic Grant Program shall mean the automatic option grant program in effect under the Plan.

B. Automatic Option Grant Program Effective Date shall mean the date on which the Underwriting Agreement is executed and the initial public offering price of the Common Stock is established.

C. Board shall mean the Corporation’s Board of Directors.

D. Change in Control shall mean a change of ownership or control of the Corporation effected through any of the following transactions:

(i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities are transferred to a person or persons different from the persons holding those immediately prior to such transaction;

(ii) the sale, transfer or other disposition of all or substantially all of the Corporation’s assets in complete liquidation or dissolution of the Corporation; or

(iii) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s stockholders which the Board recommends such stockholders to accept.

E. Code shall mean the Internal Revenue Code of 1986, as amended.

F. Common Stock shall mean the Corporation’s common stock.

G. Corporation shall mean i2 Technologies, Inc., a Delaware corporation.

H. Discretionary Grant Program shall mean the discretionary grant program in effect under the Plan.

I. Eligible Director shall mean a non-employee Board member eligible to participate in the Automatic Grant Program in accordance with the eligibility provisions of Article One.

J. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

K. Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

L. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(iii) If the Common Stock is at the time quoted on a national or regional securities exchange or market system (including the Nasdaq Small-Cap Market and over-the-counter markets) determined by the Plan Administrator to be the primary market for the Common Stock, then the Fair Market Value shall be the closing selling price (or, if the Plan Administrator so determines, the mean of the closing bid and asked prices of a share of Common Stock) per share of Common Stock on the date in question, as such price is officially reported by such exchange or market system. If there is no closing selling price (or closing bid or asked price) for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price (or, if the Plan Administrator so determines, the mean of the closing bid and asked prices) of a share of Common Stock on the last preceding date for which such quotation exists.

(iv) For purposes of option grants made on the date the Underwriting Agreement is executed and the initial public offering price of the Common Stock is established, the Fair Market Value shall be deemed to be equal to the established initial offering price per share. For purposes of option grants made prior to such date, the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

(v) If the Fair Market Value of the Common Stock cannot be determined in accordance with the provisions of (i) through (iv) above, then the Fair Market Value shall be determined in a manner prescribed by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

M. Hostile Take-Over shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

(i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s stockholders which the Board does not recommend such stockholders to accept, or

(ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

N. Hostile Tender Offer shall mean a change in ownership of the Corporation effected through the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s stockholders which the Board does not recommend such stockholders to accept.

O. Immediate Family shall mean, with respect to a particular Optionee or Participant, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law.

P. Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

Q. Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

(i) such individual’s involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

(ii) such individual’s voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and any non-discretionary and objective-standard incentive payment or bonus award) by more than fifteen percent (15%) or (C) a relocation of such individual’s place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual’s consent.

R. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

S. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

T. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

U. Optionee shall mean any person to whom an option is granted under the Discretionary Option Grant or Automatic Option Grant Program.

V. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

W. Participant shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

X. Permanent Disability or Permanently Disabled shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more. However, solely for the purposes of the Automatic Grant Program, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

Y. Plan shall mean the Corporation’s 1995 Stock Option/Stock Issuance Plan, as set forth in this document.

Z. Plan Administrator shall mean the particular entity, whether the Board, the Primary Committee or the Secondary Committee, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

AA. Plan Effective Date shall mean the date on which the Plan is adopted by the Board.

BB. Predecessor Plan shall mean the Corporation’s existing 1992 Stock Plan.

CC. Primary Committee shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Plan.

DD. Secondary Committee shall mean a committee of one or more Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than Section 16 Insiders.

EE. Section 16 Insider shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

FF. Service shall mean the provision of services to the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

GG. Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

HH. Stock Issuance Agreement shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

II. Stock Issuance Program shall mean the stock issuance program in effect under the Plan.

JJ. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

KK. Taxes shall mean income and employment withholding tax liabilities incurred by the holder of an option, stock appreciation right, shares of Common Stock or other stock-based award in connection with the grant or exercise of such holder’s options or stock appreciation rights or the issuance or the vesting of shares or awards.

LL. 10% Stockholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

MM. Tender Offer Price shall mean the greater of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Tender-Offer or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Tender-Offer. However, if the surrendered option is an Incentive Option, the Tender-Offer Price shall not exceed the clause (i) price per share.

Annex B

i2 TECHNOLOGIES, INC.

COMPENSATION COMMITTEE CHARTER

I.	Purpose:

The primary objectives of the Compensation Committee are to assist the Board by: (i) overseeing compensation of the Company’s executives; (ii) overseeing equity-based compensation plans (including, without limitation, stock option and restricted stock plans) in which officers or employees may participate; (iii) administering the Company’s compensation and benefits programs; and (iv) overseeing arrangements with executive officers relating to their employment relationships with the Company (including, without limitation, employment agreements, severance agreements, supplemental pension or savings arrangements, change in control agreements and restrictive covenants).

The Committee also is responsible for producing an annual report on executive compensation (CD&A) for inclusion in the Company’s proxy statement and assisting management in the preparation of certain information to be included in periodic reports filed with the SEC.

II.	Organization:

The Compensation Committee shall consist of at least two independent Board members appointed by the Board upon the recommendation of the Nominating/Corporate Governance Committee. A Chairman shall be designated by the Board. A Board member shall not be eligible to serve on the Compensation Committee unless he or she meets the “independence” requirements of the NASD Marketplace Rules, and, if deemed appropriate from time to time, satisfies the definition of “non-employee director” for the purposes of Rule 16b-3 promulgated by the SEC under the Securities Exchange Act of 1934, as amended, and “outside director” for purposes of Section 162(m) of the Internal Revenue Code.

The Committee may form and delegate authority to subcommittees when appropriate. The Committee shall have the right to consult with or obtain input from management but, except as expressly provided herein, shall not delegate any of its responsibilities to management.

Each Board member appointed to the Committee shall be subject to periodic reconfirmation and may be removed by the Board at any time.

III.	Goals and Responsibilities:

The functions of the Committee shall be as follows:

A. The Committee shall have sole and exclusive authority to grant stock options and stock appreciation rights, and effect stock issuances under the 1995 Stock Option/Stock Issuance Plan (the “1995 Plan”) to the Company’s executive officers and employee Board members, subject to short-swing profit restrictions of the Federal securities laws;

B. The Committee shall have separate but concurrent authority with the Chief Executive Officer to grant stock options and stock appreciation rights, and effect stock issuances under the 1995 Plan to all other individuals eligible to receive such grants or issuances;

C. The Committee shall develop and recommend to the Board and to the Company’s stockholders for their approval (to the extent such approval is required by any applicable law, regulation or NASD Marketplace Rule)

all new stock ownership, stock option and other equity-based compensation plans of the Company, material modifications to existing plans, and all related policies and programs;

D. The Committee shall establish, by a majority of the Committee meeting without the Chief Executive Officer, the compensation payable to the Company’s Chief Executive Officer, including the adjustment of base salary each year, the implementation and administration of incentive compensation programs for the Chief Executive Officer and the authorization of all awards to such individual under these incentive programs;

E. The Committee shall establish, by a majority of the Committee at a meeting where the Chief Executive Officer may be present but may not vote, based upon the recommendation of the Chief Executive Officer, the compensation payable to the Company’s executive officers other than the Chief Executive Officer, including the adjustment of base salary each year, the implementation and administration of incentive compensation programs for such executive officers and the authorization of all awards to such individuals under these incentive programs;

F. The Committee shall have overall responsibility for the administration of all of the Company’s employee benefit plans, including the Employee Stock Purchase Plan, although day-to-day administration shall be performed by Company management;

G. The Committee shall assist the Board in succession planning for executive officers;

H. The Committee shall produce an annual report on executive compensation (CD&A) for inclusion in the Company’s proxy statement and shall assist management in preparing certain other information to be included in other SEC filings;

I. The Committee shall annually review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for its approval. This Charter is in all respects subject and subordinate to the Company’s Certificate of Incorporation, Bylaws and applicable law; and

J. The Committee shall perform any other responsibilities from time to time assigned by Board resolution.

IV.	Structure and Meetings:

The chairperson of the Compensation Committee will preside at each meeting and, in consultation with other members of the Committee, will set the frequency and length of each meeting and the agenda of items to be addressed at each meeting. The chairperson of the Committee shall ensure that the agenda for each meeting is circulated to each Committee member in advance of the meeting.

A majority of the members of the Compensation Committee shall constitute a quorum to transact business. Members of the Compensation Committee may participate in a meeting of the Committee by means of telephone conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other. Except in extraordinary circumstances as determined by the chairman of the Compensation Committee, notice shall be delivered to all Committee members at least 48 hours in advance of the scheduled meeting.

The affirmative vote of a majority of the members of the Compensation Committee present at the time of such vote will be required to approve any action of the Committee. Subject to the requirements of any applicable law, regulation or NASD Marketplace Rule, any action required or permitted to be taken at a meeting of the Compensation Committee may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all of the members of the Committee. Such written consent shall have the same force as a unanimous vote of the Compensation Committee.

The Committee shall meet with the Chief Executive Officer prior to the start of each fiscal year to discuss the incentive compensation programs to be in effect for such fiscal year and the performance targets triggering payout under those programs. At the end of each fiscal year, the Committee shall meet to review performance under those programs and award bonuses thereunder. At that time, the Committee shall also adjust base salary levels, subject to Board review. The Committee shall also meet as and when necessary to effect stock option grants and/or direct stock issuances under the 1995 Plan to executive officers of the Company. The Committee shall convene periodically as necessary to act upon any other matters within its jurisdiction under this charter.

V.	Performance Evaluation:

The Compensation Committee shall conduct an annual evaluation of its own performance.

VI.	Committee Resources:

The Compensation Committee shall have the authority to obtain advice and seek assistance from internal or external legal, accounting or other advisors, to retain (at the expense of the Company) and terminate any compensation consultant used to assist the Company, the Board or the Committee in the evaluation of director, Chief Executive Officer or other executive officer compensation. The Compensation Committee shall have the sole authority to approve such advisors’ fees and of the retention terms.

VII.	Minutes:

Minutes shall be kept of each meeting of the Committee and will be provided to each member of the Board. Any action of the Committee, other than equity incentive awards to executive officers under the 1995 Plan, shall be subject to revision, modification or rescission by the Board.

Annex C

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

i2 TECHNOLOGIES, INC.

I.	General Purpose

The Nominating and Governance Committee (the “Committee”) shall:

•	Identify individuals qualified to become directors and nominate to the Board of Directors (the “Board”) the candidates for all directorships to be filled by the Board or by the shareholders;

•	Develop and recommend to the Board a set of corporate governance guidelines applicable to the Corporation;

•	Take a leadership role in shaping the corporate governance of the Corporation; and

•	Oversee the evaluation of the Board and management.

II.	Structure and Operations

The Committee shall be comprised of three or more members of the Board, each of whom is determined by the Board to be “independent” in accordance with the rules of The NASDAQ Stock Market, Inc.

Each member of the Committee shall be appointed by the Board and shall serve until such member’s successor is duly elected and qualified or until such member’s earlier resignation or removal. The members of the Committee may be removed, with or without cause, by majority vote of the Board.

The full Board shall elect the Chair of the Committee. The Chair shall be entitled to cast an additional vote to resolve any ties. The Chair will chair all regular sessions of the Committee and approve the agendas for Committee meetings.

In fulfilling its responsibilities, the Committee shall be entitled to delegate any or all of its responsibilities to a subcommittee of the Committee.

III.	Meetings

The Committee shall meet at least two times annually or more frequently as circumstances dictate. The Chair of the Committee or a majority of the members of the Committee may call a special meeting of the Committee.

All nonmanagement directors that are not members of the Committee may attend meetings of the Committee but may not vote. Additionally, the Committee may invite to its meetings any director, management of the Corporation and such other persons as it deems appropriate in order to carry out its responsibilities. The Committee may also exclude from its meetings any persons it deems appropriate in order to carry out its responsibilities.

A majority of the Committee members, but not less than two, will constitute a quorum. A majority of the Committee members present at any meeting at which a quorum is present may act on behalf of the Committee. The Committee may meet by telephone or videoconference and may take action by unanimous written consent with respect to matters that may be acted upon without a formal meeting.

The Committee shall appoint a person, who need not be a Committee member, to act as secretary, and minutes of the Committee’s proceedings shall be kept in minute books provided for that purpose. Minutes of each meeting will be distributed to the entire Board. The agenda of each Committee meeting will be prepared by the secretary and, whenever reasonably practicable, circulated to each Committee member prior to each meeting.

IV.	Responsibilities and Duties

The following functions shall be the common recurring activities of the Committee in carrying out its responsibilities outlined in Section I of this Charter. These functions should serve as a guide with the understanding that the Committee may carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal or other conditions. The Committee shall also carry out any other responsibilities and duties delegated to it by the Board from time to time related to the purposes of the Committee outlined in Section I of this Charter.

In discharging its oversight role, the Committee is empowered to study or investigate any matter of interest or concern that the Committee deems appropriate and shall have the sole authority to retain outside counsel or other experts for this purpose, including the authority to approve the fees payable to such counsel or experts and any other terms of retention.

Board Selection, Composition and Evaluation

1.	Establish criteria for the selection of new directors to serve on the Board.

2.	Identify individuals believed to be qualified as candidates to serve on the Board and nominate to the Board the candidates for all directorships to be filled by the Board or by the shareholders at an annual or special meeting. In identifying candidates for membership on the Board, the Committee shall take into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills, diversity and the extent to which the candidate would fill a present need on the Board.

3.	Review and make recommendations to the full Board, or determine whether members of the Board should stand for re-election. Consider matters relating to the resignation or retirement of Board members.

4.	Conduct all necessary and appropriate inquiries into the backgrounds and qualifications of possible candidates. The Committee shall have sole authority to retain and to terminate any search firm to be used to assist it in identifying candidates to serve as directors of the Corporation, including the sole authority to approve the fees payable to such search firm and any other terms of retention.

5.	Consider questions of independence and possible conflicts of interest of members of the Board and executive officers.

6.	Review and make recommendations regarding the composition and size of the Board in order to ensure the Board has the requisite expertise and its membership consists of persons with sufficiently diverse and independent backgrounds.

7.	Review and evaluate, at least annually, the performance of the Board as a whole.

Committee Selection, Composition and Evaluation

8.	Recommend members of the Board to serve on the committees of the Board, giving consideration to the criteria for service on each committee as set forth in the charter for such committee, as well as to any other factors the Committee deems relevant, and where appropriate, make recommendations regarding the removal of any member of any committee.

9.	Establish, monitor and recommend the purpose, structure and operations of the various committees of the Board, the qualifications and criteria for membership on each committee of the Board and, as circumstances dictate, make any recommendations regarding periodic rotation of directors among the committees and impose any term limitations of service on any Board committee.
10.	Periodically review the charter and composition of each committee of the Board and make recommendations to the Board for the creation of additional committees or the elimination of Board committees.

Corporate Governance

11.	At such times as the Committee deems appropriate, consider the adequacy of the Articles of Incorporation and By-Laws of the Corporation and recommend to the Board, as conditions dictate, that it propose amendments to the Articles of Incorporation and By-Laws.

12.	Develop and recommend to the Board a set of corporate governance principles and keep abreast of developments with regard to corporate governance to enable the Committee to make recommendations to the Board in light of such developments as may be appropriate.

13.	Consider policies relating to meetings of the Board.

Continuity / Succession Planning Process / Management Evaluation

14.	Oversee and approve the management continuity planning process.

15.	Report to the Board any concerns or issues that might indicate that organizational strengths are not equal to the requirements of long-range goals.

16.	Oversee the evaluation of the Chief Executive Officer and management.

Reports

17.	Report regularly to the Board (i) following meetings of the Committee and (ii) with respect to such other matters as are relevant to the Committee’s discharge of its responsibilities; provide such recommendations as the Committee may deem appropriate. The report to the Board may take the form of an oral report by the Chair or any other member of the Committee designated by the Committee to make such report.

18.	Maintain minutes or other records of meetings and activities of the Committee.

V.	Annual Performance Evaluation

The Committee shall have oversight to perform a review and evaluation, at least annually, of the performance of the Committee and its members, including a review of the compliance of the Committee with this Charter. In addition, the Committee shall review and reassess, at least annually, the adequacy of this Charter and recommend to the Board any improvements to this Charter that the Committee considers necessary or valuable. The Committee shall conduct such evaluations and reviews in such manner as it deems appropriate.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSALS.

Please Mark Here for Address Change or Comments

SEE REVERSE SIDE

The Board of Directors recommends a vote “FOR” Proposals 1 and 2.

1. The election of two Class I directors:

FOR the nominees WITHHOLD AUTHORITY

NOMINEES: listed to the left (except to vote for the nominees as marked to the contrary) listed to the left

01 Stephen P. Bradley

02 Richard L. Clemmer

Instruction: To withhold authority to vote for either nominee, write that nominee’s name in the space provided below.

FOR AGAINST ABSTAIN

2. Approval of an amendment to our 1995 Stock Option/Stock Issuance Plan that will restructure the automatic grant program for our non-employee Board members and effect certain other changes

3. In their discretion, to act upon any matters incidental to the foregoing and such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY, USING THE ENCLOSED ENVELOPE

Signature Signature Date , 2007

(Please sign exactly and as fully as your name appears on your stock certificate. If shares are held jointly, each stockholder should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title to such.)

FOLD AND DETACH HERE

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING, BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET TELEPHONE http://www.proxyvoting.com/itwo 1-866-540-5760

Use the internet to vote your proxy. OR Use any touch-tone telephone to Have your proxy card in hand vote your proxy. Have your proxy when you access the web site. card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

PROXY

i2 TECHNOLOGIES, INC.

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 29, 2007

THIS PROXY IS SOLICITED ON BEHALF OF

THE BOARD OF DIRECTORS

The undersigned hereby appoints Michael E. McGrath and Michael J. Berry, and each of them, with full power of substitution, attorneys and proxies of the undersigned to vote all shares of common stock, par value $0.00025 per share, of i2 Technologies, Inc. (“i2”), the undersigned could vote, and with all power the undersigned would possess, if personally present at the annual meeting of stockholders of i2 to be held at the Center of Excellence, One i2 Plaza, 11701 Luna Road, Dallas, Texas on Tuesday, May 29, 2007 at 3:00 p.m. (Central Time), and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1 AND 2 AND AS THE PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE

THE ANNUAL MEETING. ANY HOLDER WHO WISHES TO WITHHOLD THE DISCRETIONARY AUTHORITY REFERRED TO IN ITEM 3 ON THE REVERSE SIDE SHOULD MARK A LINE THROUGH THE ENTIRE ITEM.

Address Change/Comments (Mark the corresponding box on the reverse side)

FOLD AND DETACH HERE